UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-05823
DOMINI SOCIAL INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)
536 Broadway, 7th Floor, New York, New York 10012
(Address of Principal Executive Offices)
Amy Domini Thornton
Domini Social Investments LLC
536 Broadway, 7th Floor
New York, New York 10012
(Name and Address of Agent for Service)
Registrant’s Telephone Number, including Area Code: 212-217-1100
Date of Fiscal Year End: July 31
Date of Reporting Period: July 31, 2008

Item 1. Reports to Stockholders.
A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

ANNUAL REPORT 2008	july 31, 2008

     Domini Social Equity Fund®
     investor shares & class r shares
     Domini European Social Equity FundSM
     investor shares
     Domini PacAsia Social Equity FundSM
     investor shares
     Domini European PacAsia Social Equity FundSM
     investor shares
     Domini Social Bond Fund®
     investor shares

The Way You Invest Matters®

TABLE OF CONTENTS

2	Letter from the President

4	Domini News

5	The Way You Invest Matters: Energy Efficiency

10	The Way You Invest Matters: Activism

Fund Performance and Holdings
11	Economic and Market Background
13	Domini Social Equity Fund
19	Domini European Social Equity Fund
26	Domini PacAsia Social Equity Fund
33	Domini European PacAsia Social Equity Fund
42	Domini Social Bond Fund

49	Expense Example

51	Financial Statements
Domini Social Equity Trust
Domini European Social Equity Trust
Domini PacAsia Social Equity Trust
Domini European PacAsia Social Equity Trust
Report of Independent Registered Public Accounting Firm

68	Financial Statements
Domini Social Equity Fund
Domini European Social Equity Fund
Domini PacAsia Social Equity Fund
Domini European PacAsia Social Equity Fund
Report of Independent Registered Public Accounting Firm

88	Financial Statements
Domini Social Bond Fund
Report of Independent Registered Public Accounting Firm

99	Board of Trustees’ Approval of Management and Submanagement Agreements

114	Trustees and Officers

119	Proxy Voting Information

119	Quarterly Portfolio Schedule Information

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

The year ended July 31 was a difficult one for our nation’s economy, for stock markets around the world, and for millions of Americans. Lives have been torn apart by war, civil liberties have been curtailed, and fuel prices have risen to the point that discretionary purchases are not possible for many.

However, there is room for optimism. Stock markets plummeted over the past twelve months. The definition of a bear market is one that has fallen by 20% from its high. This means that the United States, Japan, China, Europe, and the emerging markets are all in the grip of bear markets. The easiest thing to forget during a market downturn is that markets recover. In the last nine bear markets in the U.S., the recovery from the point of the 20% drop has been rapid, returning an average of 17% within the year.

I believe we may be approaching the time for this anticipated recovery.  Our consumption habits are changing and we have wrung the excesses out of the pricing of stocks. Americans are ready for dramatic shifts in national policy, placing quality of life at the center. We also face a presidential election that provides us with an historic opportunity to set our country on a new path.

The GDP rose 1.9% during the second quarter of 2008. Corporate earnings have also been strong. When you exclude the big banks and brokerage firms involved in the mortgage business, the Standard & Poor’s 500 gained 8.5% in operating earnings during the second quarter.

Why haven’t we had a better market? Most stock pricing models are based on the anticipated future growth of the underlying earnings of a company. But over the past twelve months the stock market did not rise, despite positive corporate earnings in most sectors. The dramatic drop in earnings at financial service companies overwhelmed the psychology of the market, and investors were discouraged.

Wall Street hates risk and marks prices down for it. The risk of the unknown, the havoc the world has experienced, is factored into investment decisions. The gradual movement of the nation towards a foreign policy that is a bit more moderate should reduce perceived risk and contribute to greater investor confidence generally. Domestic infrastructure projects, including green projects, will also give investors more confidence by creating new jobs and more consumers.

As this report went to print, some of the most dramatic events in our economic history were taking place. Again we are seeing how the excesses of Wall Street — unleashed by deregulation — have contributed significantly to our problems. Once again, it is alarmingly clear that our system of finance cannot continue to operate as if its actions didn’t affect

       The Way You Invest Matters

all of our lives. To my ears, recent events echo my firm’s motto: The way you invest matters.

We may be on the verge of a significant restructuring of our capital markets, and of government’s role in those markets. Let us hope that we are entering a new era, where Wall Street must consider its impact on Main Street.

We at Domini Social Investments continue to offer the basic building blocks for a diversified portfolio. Our equity funds are designed to allow you, the shareholder, to designate what part of the world you want to emphasize. Our bond fund is conservatively managed (as demonstrated by the fact that we fared very well during the subprime turbulence).

We know that this market has been frightening and difficult, and we recognize that it may be hard for you to stay calm and implement the plans you have for saving for the future. However, we believe that our investors have the ability to look beyond short-term volatility and focus on long-term value. We thank you for your investments with us and for your ongoing support of responsible investing.

Very truly yours,

Amy Domini
amy@domini.com

Keep in Touch with Domini

If you’re a Domini shareholder, you receive a report like this twice each year. But your dollars are working for change all year long, and now there’s a great way to stay in touch. When you sign up for Domini Updates, here’s what you’ll get:

•	Our email newsletter Investing Matters, with convenient links to quarterly Social Impact Updates and fund commentaries.

•	Domini Action Alerts, giving you an opportunity to speak out on issues from child labor to global warming.

To get Domini Updates, visit www.domini.com and sign up on our home page.

The Way You Invest Matters

DOMINI NEWS

Go Paperless — Save Trees, Water, and Fees: Paperless E-Delivery is the fastest, most convenient and least expensive way to receive your Domini documents. It is also a greener alternative. Help us to reduce the environmental impact of the Domini Funds by signing up today.

To reduce the significant costs of printing and mailing paper statements and documents, beginning November 28, 2008, we will begin charging an annual fee of $15 for all accounts less than $10,000 that have not signed up for E-Delivery of statements, prospectuses, and shareholder reports. You can avoid this fee by signing up for E-Delivery today.

It’s easy to sign up for E-Delivery. First, you must establish online account access. Visit www.domini.com, click on Account Access at the top of the page, and click the blue “Register Now” button.

Once you’ve set up your account for online access, follow these simple steps:

1.	Log on to your account and select E-Delivery from the “Account Maintenance” drop-down menu.

2.	Select the documents you would like to receive electronically. If you have more than one account, be sure to establish E-Delivery for each account.

You will receive a notice by email when each new document is available. (Please make sure to add help@domini.com to your address book to avoid blocking these notices.) Then log on at your convenience to view, print, or save your document. You will still receive certain documents, such as transaction confirmations, by regular mail.

There is no charge to establish E-Delivery and you may view, cancel, or change your E-Delivery profile at any time. If at any time you wish to receive a document by mail, simply send us an email or call our shareholder services line at 1-800-582-6757 between 9 am and 5 pm, Eastern Time.

The Difference Makers: Sandra Waddock’s new book The Difference Makers (Greenleaf Publishing) profiles 23 “visionary social and institutional entrepreneurs who, together, have had a massive impact on getting decision-makers to incorporate social and environmental criteria in the strategies, practices, and purposes of the modern corporation.”

We are pleased to see two of our own among these 23 exceptional people: our Founder and CEO, Amy Domini, and our Chief Investment Officer, Steven Lydenberg. The Difference Makers tells their stories in detail, and largely in their own words.

       The Way You Invest Matters

THE WAY YOU INVEST MATTERS: ENERGY EFFICIENCY

With the price of oil rising and the price of a gallon of gasoline in the U.S. standing at about four dollars this summer, energy efficiency has become a hot-button issue not only for consumers but for governments and corporations. The price of oil has an especially powerful effect on airlines, trucking, shipping, and delivery, and on companies that rely on lengthy supply chains.

But energy efficiency is not just about saving money. It is also about addressing the challenge of global warming. When energy comes from fossil fuels, more energy means more greenhouse gas emissions. As we noted in last year’s Annual Report, whose theme was climate change, “Changing light bulbs, riding bikes, using mass transit or fuel-efficient cars, eating locally grown foods, turning down the heat in the winter or the air conditioning in the summer — all of these, when done by enough of us, can have an impact.”

Domini’s Response

Among the factors we consider when evaluating a company’s impact on climate change, energy efficiency is of particular importance, along with renewable energy and products that empower consumers to reduce their carbon footprint.

Our researchers increasingly see energy efficiency initiatives being undertaken by the companies they evaluate in different industries. Shipping companies are adding hybrid vehicles to their fleet, and investing in software that plots the most efficient routes. Retailers invest in energy-efficient lighting for their stores and sell low-flow shower heads, compact fluorescent lights, and other products to help save energy. Some electric utilities are also promoting energy conservation. Steelmakers are introducing new energy-saving technologies such as electric arc furnaces. Energy-efficient servers help the computer-intensive financial industry reduce energy costs.

Below we examine four areas in which companies are making a difference through energy efficiency. Each of the companies mentioned below has been approved by Domini for inclusion in our mutual fund portfolios, though not all companies were held during the year ended July 31, 2008. For details on companies making strides in energy-efficient transportation, discussed in last year’s Annual Report, please see the Climate Change section of our website.

Energy-Efficient Computing

The U.S. government’s Energy Star program, introduced in 1992 to identify and label the most energy-efficient computers and monitors, has been an important force in green computing. A voluntary program of the U.S. Environmental Protection Agency and the Department of Energy,

The Way You Invest Matters

Energy Star is intended to help consumers save money and protect the environment. Energy Star has been applied to office equipment, major appliances, residential heating and cooling equipment, new homes, and commercial and industrial buildings.

The U.S. computer manufacturer Dell has reportedly been an active partner of Energy Star for more than ten years. The company says that its PowerEdge servers are designed to draw less power and produce less heat than comparable servers through the use of energy-efficient hard drives, advanced fan technology, high-efficiency power supplies, and low-voltage processors. Dell also provides consulting services to improve the energy efficiency of its customers’ data centers.

As part of its Product Stewardship program, IBM reports having developed several energy-saving innovations. Large high-performance servers are cooled with small refrigeration units, which the company says are the most energy-efficient solution. IBM’s BladeCenter servers use technology called CoolBlue, which combines water cooling and a chassis design that improves the flow of cooling air. The System z server uses “virtualization” technology to run multiple operating systems and applications at the same time, making multiple servers unnecessary. One client reportedly reduced energy costs by $300,000 per year in this way. The PowerExecutive hardware/software tool enables customers to monitor power usage in data centers, to cap and monitor power usage by servers, and to minimize the data center’s energy needs.

Solar and Wind Power

A relatively recent development in the growing market for solar energy is the emergence of an increasing number of pure-play solar manufacturers. These companies, devoted entirely to promoting the use of solar power, take a variety of different approaches. Some make silicon solar cells, others produce thin films that can be applied to glass, and still others have developed devices that generate power by concentrating sunlight.

Some of the most prominent of these solar power companies make their homes in Asia and Europe. For example, two large companies with a concentration on solar are Kyocera and Sharp, both in Japan. China is the home of a number of emerging solar energy firms as well, including Suntech Power Holdings. Solarworld and Q-Cells are based in Germany, as is Wacker Chemie, which produces materials used in solar power. All these companies are approved for possible investment by Domini.

Relatively few pure-play wind power companies have appeared, but Vestas Wind Systems (Denmark) is one such company approved for investment by Domini. Reporting a 28% market share and 33,500 wind turbines installed, Vestas is the world’s leading supplier of wind power equipment. In 2008, the company says it received an order for 232 turbines from a division of the China Guangdong Nuclear Group, which has been diversifying away from nuclear power to cleaner sources of electricity.

       The Way You Invest Matters

6    The Way You Invest Matters: Energy Efficiency

Energy-Efficient Lighting

The average household uses about 12% of its energy for lighting. The distinctive coil of a compact fluorescent light (CFL) has become a symbol of household energy efficiency, yet light-emitting diodes (LEDs) like those found in computers and calculators may soon also have an important role to play. Often used for holiday lights, LEDs use only about 0.04 watts of electricity, compared with 0.45 watts for a mini incandescent bulb and 7 watts for a C-7 incandescent.

The Dutch electronics company Philips makes CFLs, but over the last five years it has also reportedly spent about half of its annual R&D budget of €250 million on LEDs and other energy-efficient lighting products. A new product called organic LEDs or OLEDs consists of glowing films that could be applied to various surfaces. As the company writes, “Imagine ceilings literally glowing with color, glass walls that light up at the flick of a switch, windows that provide subtle illumination after dark.”

Philips reportedly meets with city governments to convince them that the long-term savings of energy-efficient lighting will offset the relatively high initial cost. Philips says that more than 50 cities have begun installing the company’s CosmoPolis street lighting system, reducing energy consumption by 50%.

Energy-Efficient Buildings

According to Environmental Defense, energy use in buildings accounts for 40% of greenhouse gas emissions in the U.S. A recent survey of one million households conducted by the Green Building Council and McGraw-Hill Construction found strong demand for green homes even among lower-income homebuyers. The survey estimated that in the last three years about 30,000 new market-rate homes had been certified by the LEED program (Leadership in Energy and Environmental Design) or another third party.

Energy-Saving Tips

Sometimes a single small change can make a significant difference. According to Environmental Defense, changing just one 75-watt bulb to a compact fluorescent light (CFL) eliminates about 1,300 pounds of global warming pollution. The spiral-shaped bulbs also last up to 15 times as long as the old-fashioned kind, and cut your electric bill.

More energy-savings tips can be found at the websites of Environmental Defense (www.edf.org), the Union of Concerned Scientists (www.ucsusa.org), the U.S. Environmental Protection Agency (www.epa.gov), and the U.S. Department of Energy (www.doe.gov).

The Way You Invest Matters

The Way You Invest Matters: Energy Efficiency    7

ProLogis is a U.S. firm that operates a global network of real estate properties, primarily industrial distribution properties. As of 2007, ProLogis said it planned to develop minimum design standards for new global developments that would meet or exceed the requirements for environmental certification from major global rating systems, including LEED. The company’s headquarters in Denver, completed in 2006, features energy-efficient glass, high-reflectance roofing material, recharging stations for electric vehicles, and an illumination system that harvests sunlight during the day and reduces power consumption.

In Japan, Sekisui House has developed what is called a “CO2-off” home, which features hydrogen fuel cells, solar panels, LED lights, and an advanced air conditioning system to minimize energy use. And in Australia, the Investa Property Group says it launched a program in 2003 to promote energy-saving practices and systems into new and existing buildings. Investa plans to complete construction of a 21-story “green” building in North Sydney in 2010. Called “Ark,” the building will use external shading and high-tech air conditioning to optimize temperature.

Energy-Efficient Manufacturing

The U.S. furniture company Herman Miller is an example of how a company can seek energy efficiency not just in the products it makes or distributes but in its own operations. An Energy Star partner and a founder of the Green Building Council, Herman Miller received a LEED gold rating in 2003 for two of its facilities, and received the Council’s Green Building Leaders Recognition Award in 2004. A cogeneration plant burns the company’s nonplastic and nontoxic waste, providing heat and air conditioning for its central plant as well as 10% of its electricity. Herman Miller burns the waste of nearby companies, including a competitor, when its own waste cannot meet its energy needs. As of 2006, energy conservation projects in Herman Miller’s North American

Plastic Bags

As the number of plastic shopping bags used each month around the world reaches hard-to-believe heights (reportedly almost 42 billion in a recent month), a movement is now emerging to reduce or eliminate their use.

In 2002, for example, Ireland passed a tax that requires customers to pay 33 cents for each plastic bag they take from the store. In a few weeks, the use of plastic bags dropped 94%, and carrying them is now seen as socially unacceptable. Closer to home, the city of San Francisco banned the bags in 2007 and Seattle plans soon to impose a 20-cent fee for each bag.

Companies too are getting into the act. The British department store Marks & Spencer began charging for plastic bags in 2007. Marks & Spencer donates the profits to charity. The Whole Foods supermarket chain stopped offering plastic bags this year. The British supermarket Tesco, meanwhile, reduced the number of plastic bags given out by 40% over a two-year period by using its in-store points card to reward customers who bring their own bags.

       The Way You Invest Matters

8    The Way You Invest Matters: Energy Efficiency

production, office, and warehouse facilities had reportedly reduced energy costs by more than $1 million annually.

SSAB Swedish Steel says that 60% of the steel it produces comes from recycled scrap metal, which can be smelted in electric arc furnaces or mini-mills that are more energy-efficient than traditional blast furnaces. The company’s blast furnaces require coke as fuel, and the company says it uses the gas from coke furnaces as a source of energy for other operations. Other gases generated in steel production are used to generate electric power and to heat homes in neighboring areas.

SSAB devotes much of its output to niche products such as high-strength steel. The use of high-strength steel can reduce the weight of cars by 25%, reducing fuel consumption as well. High-strength steel also reduces weight and energy use in railway cars, containers, and truck beds.

Unlike other mutual funds, the Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini European PacAsia Social Equity Fund seek to achieve their investment objectives by investing all of their investable assets, respectively, in separate portfolios with identical investment objectives called the Domini Social Equity Trust (DSET), Domini European Social Equity Trust (DESET), Domini PacAsia Social Equity Trust (DASET), and Domini European PacAsia Social Equity Trust (DUSET). References to each Domini Fund include the applicable Domini Trust, unless the context otherwise requires.

The holdings discussed above can be found in the portfolios of the Domini Funds, included herein. The composition of the Funds’ portfolios is subject to change.

As of July 31, 2008, the companies discussed above were held in the portfolios of the following Domini Funds: Dell and IBM were held by the Domini Social Equity Fund. Vestas Wind Systems was held by the Domini European Social Equity Fund. Kyocera was held by the Domini PacAsia Social Equity Fund. Kyocera and Vestas Wind Systems were held by the Domini European PacAsia Social Equity Fund. The following companies discussed above have been approved for investment, but were not held by any of the Domini Funds on July 31, 2008: Herman Miller, Investa Property Group, Marks & Spencer, Philips, ProLogis, Q-Cells, Sekisui House, Sharp, Solarworld, SSAB Swedish Steel, Suntech Power Holdings, Tesco, Wacker Chemie, and Whole Foods.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

The Way You Invest Matters

The Way You Invest Matters: Energy Efficiency    9

THE WAY YOU INVEST MATTERS: ACTIVISM

Child Labor in Uzbekistan

For many years, we have worked with companies in our portfolios to improve conditions in the factories that supply their products. In May, we released the final report of Project Kaleidoscope, describing a new approach to improving working conditions that was field-tested in Southern China in collaboration with Walt Disney, McDonald’s, and a group of concerned investors.

Now, we are working to expand our work beyond the factory floor, encouraging companies to address their entire supply chain, from commodity to finished product.

Last year, the International Labor Rights Forum (ILRF) brought an alarming violation of children’s rights to our attention. Every year, the government of Uzbekistan reportedly mobilizes hundreds of thousands of children — many from ten to fifteen years old — to harvest cotton by hand. Uzbekistan is the world’s third largest exporter of cotton, and is ruled by a corrupt and repressive regime.

Can global companies trace the source of their cotton and influence conditions so far down their supply chain? This is a critical question, as forced and child labor is endemic to global cotton production. C&A, Levi Strauss, Limited Brands, Marks & Spencer, Target, Tesco and other companies have already reportedly taken steps to exclude Uzbek cotton from their merchandise. In August, trade associations representing close to 100% of all purchases of cotton products in the United States planned to meet with the Uzbek ambassador to express their deep concerns.

Domini is now working with the ILRF, the As You Sow Foundation, and a coalition of social investment firms and nonprofits to raise awareness and find solutions to Uzbekistan’s bitter harvest. Our immediate goal is to encourage the Uzbek government to invite the International Labor Organization (ILO) into the country for a monitoring and assessment mission. We have met with State Department officials and sent letters on behalf of investors with more than $250 billion in assets to Uzbek President Karimov, the Secretary General of the ILO, and Secretary of State Condoleezza Rice.

Our coalition is also working with a number of major companies to identify ways they can help to end this brutal practice. We have written to more than 100 companies around the world that produce or retail cotton-based products. As a result, companies are asking questions down their supply chain that were not asked before, and they are finding that it is indeed possible to trace the source of their cotton. Visit www.domini.com to read our press release and for links to additional resources.

       The Way You Invest Matters

       The Way You Invest Matters

FUND PERFORMANCE AND HOLDINGS

ECONOMIC AND MARKET BACKGROUND

U.S. Markets The U.S. stock market experienced a substantial decline during the 12-month period ending July 31, 2008. The S&P 500 Index declined −11.09%. The bond market, meanwhile (measured by the Lehman Brothers Intermediate Aggregate Index, or LBIA) returned 6.33%.

A bear market in stocks was officially pronounced when prices dropped more than 20% between October 2007 and July 2008. This decline was largely related to the three market-related issues discussed in our last report:

•	Employment continued to weaken throughout the year, with unemployment reaching a four-year high of 5.7% in July.

•	The U.S. housing market continued to deteriorate throughout the period. As of June 2008, sales of new homes dropped 33% from the previous year and foreclosures rose 53%. This decline forced many financial services companies to write down vast loan portfolios. The financial industry represented 20% of the S&P 500 on July 31, 2007, and only 15% a year later, reflecting the drop in stock valuations of financial firms caused by this crisis.

•	Oil prices increased relentlessly over the period and stood at $125 a barrel on July 31, 2008, a 59% increase for the year. This dramatic increase has hurt the U.S. economy.

Bond markets fared better during the 12-month period, with increasing demand for higher-quality issues. Yield curves steepened during the year, returning the bond market to a more usual status of rewarding investors for lending over longer periods. The federal government’s strong commitment to stabilizing two large issuers of bonds, Fannie Mae and Freddie Mac, gave investors some comfort.

European Markets European stock markets declined sharply during the 12 months ending July 31, 2008, with the MSCI Europe Index declining by −18.32% in local currency terms. However, the strength of European currencies compared to the dollar offered a counterbalance for much of the year, resulting in a dollar-denominated decline of −11.50% for the period.

•	European inflation picked up as wages rose. It stood at 4%, well over the European Central Bank’s target rate.

•	Mirroring U.S. housing woes, the significant housing downturn in the region curbed inflation and was accompanied by an outsized drop in the valuations of several large firms in the banking sector.

•	Several European countries were predicted to enter, or were in, recession.

As the 12-month period ended, European leaders at the World Trade Organization talks demanded that emerging nations dramatically reduce their industrial tariffs if Europe was to reduce farm output. As world food supplies become a source of increasing tension between developing nations and developed ones, we can expect to hear more about the impact of rising food prices on local and regional economies.

Asian Markets As in Europe, Asian stock markets declined sharply during the 12 months ending July 31, 2008. During that period, the MSCI All Country Asia Pacific Index fell by −17.85% in local currency terms. In dollar terms the index was down by −13.05%.

The decline in Asian economies was linked to several factors. Oil and food prices hit new highs and the global credit crisis also made itself felt. The growth rate of China’s economy slowed somewhat, although growth remained strong at an annual rate of about 10%.

•	Although China’s trade surplus is still extremely robust, the pace of exports was slower than most analysts had anticipated, with Chinese exporters citing the combination of rising domestic costs and softening global demand.

•	Singapore’s economy shrank during the period. Although not technically in recession, the country was suffering high inflation concurrent with slowing growth.

•	Japan was experiencing an economic downturn, with businesses affected by the rise of world commodity prices, low growth in domestic consumer spending, and economic troubles in the U.S. and Europe that could hurt Japanese exports.

As the 12-month period ended, exporters were growing concerned that the appreciating currencies of Asia versus the dollar and the slowing of demand from the United States would hurt Asian businesses. As a result, China had begun to ease controls on smaller businesses. In India, as foreign investments into the country slowed, government reforms were being put in place. These reforms were expected to increase confidence by foreign entities, producing long-term benefits for the Indian economy.

12      Economic and Market Background

Domini Social Equity Fund

PERFORMANCE COMMENTARY

For the year ended July 31, 2008, the Fund closely tracked its index, declining −11.84% compared to the S&P 500’s drop of −11.09%.

The Fund’s stock selection in the financial and consumer discretionary sectors helped its performance, more than overcoming the negative effect of its overweighting to those sectors. The Fund was hurt by its overweighting to telecommunications services and its underweighting to energy, but in both cases the effect was mostly eliminated by strong stock selection within the sectors. The Fund was hurt by stock selection in the consumer staples and industrial sectors.

Among the companies held in the Fund’s portfolio during the year, the Fund’s relative performance was helped the most by the following:

•	The energy company Energen, which benefited from increased production and higher energy prices

•	McDonald’s, which benefited from growth in international demand

•	The healthcare company Johnson & Johnson, which enjoyed steady growth in its Medical Devices and Diagnostics division, and profits from its allergy medicine Zyrtec

The Fund’s relative performance was hurt the most by the following companies in the portfolio:

•	YRC Worldwide, which faced higher fuel and equipment costs, and posted a $715 million loss in the fourth quarter of 2007

•	The check printer Deluxe, which suffered from weakness in its Small Business Services division and higher delivery costs from higher fuel prices

•	Electronic Data Systems, which experienced slow growth and competition from overseas vendors

The Domini Social Equity Fund invests in the Domini Social Equity Trust. The table and bar chart below provide information as of July 31, 2008, about the ten largest holdings of the Domini Social Equity Trust and its portfolio holdings by industry sector:

TEN LARGEST HOLDINGS

% NET
COMPANY	ASSETS

Johnson & Johnson	4.20%
Hewlett-Packard	3.06%
Microsoft	2.99%
IBM	2.98%
Verizon Communications	2.93%
Goldman Sachs	2.68%
McDonald’s	2.48%
AT&T	2.32%
Travelers	2.14%
Apache	2.02%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

* Other reflects Repurchase Agreements and Other Assets, less liabilities.

The holdings mentioned above are described in the Domini Social Equity Trust’s Portfolio of Investments at July 31, 2008, included herein. The composition of the Trust’s portfolio is subject to change.

14      Domini Social Equity Fund — Performance Commentary

AVERAGE ANNUAL TOTAL RETURNS

		Domini Social Equity Fund		Domini Social Equity Fund
		Investor Shares (DSEFX)		Class R Shares (DSFRX)		S&P 500
As of 6-30-08	1 Year	−15.50%		−15.21%		−13.12%

	5 Year	5.38%		5.69%		7.58%

	10 Year	1.56%		1.71%		2.88%

	Since Inception	8.44	%(1)	8.53	%(2)	9.36	%(1)

As of 7-31-08	1 Year	−11.84%		−11.59%		−11.09%

	5 Year	4.70%		5.01%		7.02%

	10 Year	1.56%		1.71%		2.90%

	Since Inception	8.36	%(1)	8.45	%(2)	9.26	%(1)

COMPARISON OF $10,000 INVESTMENT IN THE
DOMINI SOCIAL EQUITY FUND INVESTOR SHARES AND S&P 500

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived. The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses were estimated to total 1.24% of net assets. Until November 30, 2008, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 1.15% of net assets.

(1) Since June 3, 1991.

(2)	Performance for the Class R shares includes the performance of the Investor shares for periods prior to the offering of Class R shares. This performance has not been adjusted to take into account the lower expenses applicable to Class R shares.
This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 09/08

Domini Social Equity Fund — Performance Commentary      15

Domini Social Equity Trust

PORTFOLIO OF INVESTMENTS
JULY 31, 2008

SECURITY	SHARES	VALUE

Common Stocks – 99.2%
Consumer Discretionary – 11.4%
American Eagle Outfitters	700	$9,800
Autoliv Inc	133,700	5,219,648
AutoZone Inc (a)	54,047	7,041,784
Best Buy Co Inc	143,558	5,702,124
Big Lots Inc (a)	259,500	7,904,370
Black & Decker Corporation	600	36,012
CBS Corp, Class B	382,900	6,264,244
Comcast Corp, Class A	5,550	114,441
DR Horton Inc	271,075	3,014,354
Expedia Inc (a)	183,100	3,583,267
Gap Inc/The	344,187	5,548,294
Home Depot Inc	3,244	77,305
J.C. Penny Co Inc (Hldg Co)	758	23,369
Johnson Controls Inc	1,954	58,933
Lear Corp (a)	171,100	2,465,551
Limited Brands	1,668	27,505
Liz Claiborne Inc	600	7,842
Lowe’s Cos Inc	2,986	60,676
McDonald’s Corp	399,074	23,860,634
McGraw-Hill Companies Inc	1,212	49,292
Meredith Corp	823	21,036
Nike Inc, Class B	147,388	8,648,728
Nordstrom Inc	895	25,722
Pulte Homes Inc	2,094	25,568
Scholastic Corp	722	18,620
Staples Inc	2,258	50,805
Starbucks Corporation (a)	2,578	37,871
Target Corp	1,636	73,996
The Walt Disney Co.	275,837	8,371,653
Time Warner Inc	7,876	112,784
TJX Companies Inc	217,700	7,338,667
TRW Automotive Holdings Corp (a)	137,300	2,546,915
VF Corp	800	57,264
Viacom Inc (a)	2,100	58,653
Washington Post, Class B	95	58,734
Whirlpool Corporation	143,563	10,867,719

		109,384,180
Consumer Staples – 10.7%
Avon Products Inc	2,406	102,014
Church & Dwight Co Inc	124,180	6,813,757
Coca Cola Co/The	289,684	14,918,726
Coca-Cola Enterprises	329,000	5,569,970
Colgate-Palmolive Co	115,296	8,563,034
Costco Wholesale Corp	1,600	100,288
Estee Lauder Companies, Class A	99,800	4,401,180
Hershey Co/The	1,936	71,187
Kimberly-Clark Corp	2,356	136,247
Kraft Foods Inc, Class A	5,000	159,100
Kroger Co	561,177	15,870,085
Pepsi Bottling Group Inc	235,200	6,550,320
PepsiAmericas Inc	538,900	12,755,763
PepsiCo Inc	3,653	243,144
Procter & Gamble Co	163,361	10,696,878
Supervalu Inc	344,500	8,826,090
Unilever PLC — Sponsored ADR	243,300	6,663,987
Walgreen Co	3,064	105,218

		102,546,988
Energy – 9.5%
Anadarko Petroleum Corporation	67,018	3,881,012
Apache Corporation	173,062	19,412,365
Devon Energy Corporation	80,770	7,664,265
ENSCO International, Inc	131,300	9,078,082
EOG Resources Inc	3,908	392,871
Nexen Inc	115,300	3,648,092
Noble Corp	94,200	4,886,154
Noble Energy Inc	90,200	6,663,074
StatoilHydro ASA	268,000	8,677,840
Talisman Energy Inc	381,200	6,805,882
Tidewater Inc	87,600	5,250,744
Unit Corp (a)	223,750	15,114,313

		91,474,694
Financials – 18.5%
American Express Co	3,576	132,741
Bank of America Corporation	540,100	17,769,290
Bank of Ireland ADR	200,490	6,870,792
Citigroup Inc	10,300	192,507
Fannie Mae	2,476	28,474
Freddie Mac	2,322	18,971
Genworth Financial Inc, Class A	585,400	9,348,838
Goldman Sachs Group Inc	140,100	25,784,004
Hudson City Bancorp Inc	582,900	10,643,754
Huntington Bancshares Inc	759,100	5,328,882
ING Groep N.V. — Sponsored ADR	191,100	6,243,237
IntercontinentalExchange Inc (a)	40,300	4,021,940

Domini Social Equity Trust / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

SECURITY	SHARES	VALUE

Financials (Continued)
JP Morgan Chase & Co.	409,230	$16,627,015
Lehman Brothers Holdings Inc	1,400	24,276
Regions Financial Corp	911,200	8,638,176
Schwab (Charles) Corp	387,200	8,863,008
State Street Corp	127,100	9,105,444
TD Ameritrade Holding Corp (a)	300,500	5,982,955
Travelers Cos Inc/The	467,052	20,606,334
US Bancorp	6,463	197,832
Wachovia Corp	5,583	96,418
Washington Mutual Inc	4,631	24,683
Wells Fargo & Co	548,106	16,591,169
Westpac Banking Corp — SP ADR	42,160	4,276,710

		177,417,450
Health Care – 12.5%
Amgen Inc (a)	150,466	9,423,685
Becton Dickinson & Company	114,402	9,713,874
Forest Laboratories Inc (a)	199,700	7,091,347
Genentech Inc (a)	1,600	152,400
Gilead Sciences Inc (a)	155,210	8,378,236
Invitrogen Corp (a)	138,600	6,146,910
Johnson & Johnson	589,424	40,357,861
King Pharmaceuticals Inc (a)	355,100	4,087,201
McKesson Corp	195,100	10,923,649
Medtronic Inc	89,755	4,741,757
Thermo Fisher Scientific Inc (a)	140,100	8,478,852
Watson Pharmaceuticals Inc (a)	384,300	11,110,113

		120,605,885
Industrials – 6.5%
3M Co.	2,864	201,597
Cooper Industries Ltd, Class A	2,286	96,401
CSX Corporation	271,200	18,327,695
Cummins Inc	137,064	9,092,826
Deere & Co	112,700	7,907,032
Deluxe Corporation	356,500	5,097,950
Emerson Electric Company	3,308	161,100
Graco Inc	173,100	6,271,413
Illinois Tool Works	3,600	168,660
JetBlue Airways (a)	5,793	30,529
Manpower Inc	119,000	5,712,000
RR Donnelley & Sons Co	128,918	3,442,111
Ryder System Inc	84,400	5,567,024
Southwest Airlines	6,578	102,551
United Parcel Service, Class B	3,373	212,769

		62,391,658
Information Technology – 19.9%
Apple Inc (a)	88,682	14,096,004
Arrow Electronics, Inc (a)	146,900	4,733,118
Cisco Systems Inc (a)	10,016	220,252
Dell Inc (a)	5,484	134,742
eBay Inc (a)	218,876	5,509,109
EMC Corporation/Mass (a)	4,400	66,044
Google Inc, Class A (a)	14,280	6,765,150
Hewlett-Packard Co	656,947	29,431,226
Intel Corp	841,609	18,675,304
Intl Business Machines Corp	223,900	28,654,722
Jabil Circuit Inc	3,100	50,406
Juniper Networks Inc (a)	1,500	39,045
Lexmark International Inc (a)	186,400	6,538,912
LSI Corp. (a)	1,583,800	10,991,572
MEMC Electronic Materials (a)	97,300	4,496,233
Microsoft Corp	1,119,852	28,802,593
Motorola Inc	7,500	64,800
Oracle Corp (a)	750,300	16,153,959
QUALCOMM Inc	4,234	234,310
Symantec Corp (a)	425,846	8,972,575
Texas Instruments Inc	3,928	95,765
Western Digital Corp (a)	214,980	6,189,274
Xerox Corporation	5,598	76,357

		190,991,472
Materials – 1.6%
International Paper Co	4,600	127,512
Lubrizol Corp	170,300	8,480,940
Meadwestvaco Corp	3,466	92,923
Nucor Corp	114,116	6,529,718
Rohm and Haas Co	2,210	165,750

		15,396,843
Telecommunication Services – 6.1%
AT&T Inc	724,204	22,312,725
France Telecom SA-Spons ADR	271,430	8,547,331
Sprint Nextel Corp	7,259	59,088
Verizon Communications Inc	827,038	28,152,374

		59,071,518

Domini Social Equity Trust / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

SECURITY	SHARES	VALUE

Utilities – 2.5%
Energen Corp	228,277	$13,742,275
Integrys Energy Group Inc	88,800	4,534,128
Pepco Holdings Inc	236,400	5,895,816

		24,172,219
Total Common Stocks (Cost $931,961,991)		953,452,907

Repurchase Agreement – 0.7%
State Street Bank & Trust, dated 07/31/08, 0.90% due 08/01/08, maturity amount $6,980,025 (collateralized by U.S. Government Agency Mortgage Securities, Federal Home Loan Banks, 2.606%, 01/23/09, market value $7,121,016)	6,979,850	6,979,850

Total Repurchase Agreement (Cost $6,979,850)		6,979,850

Total Investments — 99.9% (Cost $938,941,841) (b)		960,432,757
Other Assets, Less Liabilities — 0.1%		1,352,300

Net Assets — 100.0%		$961,785,057

(a)	Non-income producing security.

(b)	The aggregate cost for federal income tax purposes is $975,757,568. The aggregate gross unrealized appreciation is $77,752,333 and the aggregate gross unrealized depreciation is $93,077,144, resulting in net unrealized depreciation of $15,324,811.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Domini European Social Equity Fund

PERFORMANCE COMMENTARY

For the year ended July 31, 2008, the Fund declined −18.76%, lagging the MSCI Europe index, which returned −11.50%.

The Fund’s relative performance was helped by its stock selection within the energy and telecommunications services sectors, and by its overweighting in the healthcare sector. The Fund was hurt by stock selection in the materials, consumer discretionary, and financial sectors.

Among the companies held in the Fund’s portfolio during the year, the Fund’s relative performance was helped the most by the following:

•	The Norwegian energy company StatoilHydro, which attributed its strong earnings in the first quarter of 2008 to increased oil and gas prices and a favorable currency exchange

•	The Dutch materials company DSM, whose earnings increased largely due to vitamin sales

•	France Telecom, whose domestic wireline and wireless divisions surprised analysts by their strong performance in the third quarter of 2007

The Fund’s relative performance was hurt the most by the following companies in the portfolio:

•	The Finnish technology company Nokia, which was involved in a licensing dispute with Qualcomm over CDMA communication technology

•	Royal Bank of Scotland, which was affected by the impact of problems in the U.S. housing market on mortgage-related securities that it held

•	The Italian automobile company Fiat, which like other European automakers was hurt by the increased price of oil and difficult economic conditions in Europe

The Domini European Social Equity Fund invests in the Domini European Social Equity Trust. The table and bar chart below provide information as of July 31, 2008, about the ten largest holdings of the Domini European Social Equity Trust and its portfolio holdings by industry sector and by country:

TEN LARGEST HOLDINGS

% NET
COMPANY	ASSETS
StatoilHydro	4.58%
BG Group	4.32%
Vivendi	3.82%
France Telecom	3.43%
Vodafone Group	3.22%
Novartis	3.15%
Sanofi-Aventis	3.12%
Koninklijke DSM	2.80%
Banco Santander	2.77%
HSBC Holdings	2.43%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

* Other reflects Repurchase Agreements and Other Assets, less liabilities.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

*	Other reflects Belgium, United States, Greece, Canada, Repurchase Agreements, and Other Assets, less liabilities.

The holdings mentioned above are described in the Domini European Social Equity Trust’s Portfolio of Investments at July 31, 2008, included herein. The composition of the Trust’s portfolio is subject to change.

20      Domini European Social Equity Fund — Performance Commentary

AVERAGE ANNUAL TOTAL RETURNS

		Domini European Social
		Equity Fund (DEUFX)		MSCI Europe
As of 6-30-08	1 Year	−19.77%		−10.81%

	Since Inception	10.60	%(1)	12.64	%(1)

As of 7-31-08	1 Year	−18.76%		−11.50%

	Since Inception	9.29	%(1)	11.09	%(1)

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI EUROPEAN SOCIAL EQUITY FUND AND MSCI EUROPE

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.
Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini European Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses were estimated to total 1.79% of net assets. Until November 30, 2008, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 1.60% of net assets.

The Morgan Stanley Capital International Europe Index (MSCI Europe) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI Europe.

(1)	Since October 3, 2005.

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 09/08

Domini European Social Equity Fund — Performance Commentary      21

Domini European Social Equity Trust

PORTFOLIO OF INVESTMENTS
JULY 31, 2008

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Common Stock – 98.5%
Austria – 2.2%
Immoeast AG (a)	Real Estate	56,071	$401,436
Immofinanz AG	Real Estate	107,410	972,709
OMV AG	Energy	10,952	754,353

			2,128,498
Belgium – 1.0%
Bekaert NV	Capital Goods	1,692	257,019
Delhaize Group	Food & Staples Retailing	9,050	496,920
Euronav SA	Energy	4,069	181,990

			935,929
Canada – 0.2%
Nexen Inc	Energy	7,600	238,697

			238,697
Denmark – 3.3%
D/S Norden	Transportation	4,175	404,084
H. Lundbeck A/S	Pharma, Biotech & Life Sciences	22,900	580,825
Novo Nordisk A/S-B	Pharma, Biotech & Life Sciences	16,450	1,043,274
Vestas Wind Systems A/S (a)	Capital Goods	8,775	1,144,683

			3,172,866
Finland – 1.3%
Nokian Renkaat Oyj	Automobiles & Components	5,412	233,090
Outokumpu Oyj	Materials	30,111	701,300
TietoEnator Oyj	Software & Services	17,255	351,037

			1,285,427
France – 19.4%
ArcelorMittal	Materials	11,268	997,051
BNP Paribas	Banks	23,573	2,324,476
Casino Guichard Perrachon	Food & Staples Retailing	2,748	274,239
France Telecom SA	Telecommunication Services	105,959	3,351,188
Gdf Suez	Utilities	11,315	708,312
Lafarge SA	Materials	6,394	870,093
Natixis	Banks	46,834	378,781
Peugeot SA	Automobiles & Components	15,181	741,421
Renault SA	Automobiles & Components	3,606	299,417
Sanofi-Aventis	Pharma, Biotech & Life Sciences	43,477	3,052,595
Schneider Electric SA	Capital Goods	4,100	454,105
SCOR SE	Insurance	8,242	195,471
Ste Des Ciments Francais-A	Materials	3,576	496,754
Valeo	Automobiles & Components	8,245	266,487
Vallourec	Capital Goods	2,855	850,319
Vivendi SA	Media	89,366	3,737,400

			18,998,109
Germany – 8.9%
Adidas AG	Consumer Durables & Apparel	2,437	149,229
Allianz SE-Reg	Insurance	7,201	1,221,366
Deutsche Lufthansa – Reg	Transportation	76,956	1,765,993
Deutsche Post AG-Reg	Transportation	11,734	275,425
Deutsche Telekom AG -Reg	Telecommunication Services	54,261	940,800
Epcos AG	Technology Hardware & Equipment	26,372	728,245
Henkel KGaA-Vorzug	Household & Personal Products	26,194	1,045,263

Domini European Social Equity Trust / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Germany (Continued)
Muenchener Rueckver AG -Reg	Insurance	11,527	$1,913,912
Salzgitter AG	Materials	3,768	614,900

			8,655,133
Greece – 0.4%
Public Power Corp	Utilities	13,408	414,498

			414,498
Ireland – 2.0%
Anglo Irish Bank PLC	Banks	80,825	642,065
CRH PLC	Materials	8,257	218,648
Irish Life & Permanent PLC	Insurance	23,550	188,886
Kerry Group PLC-A	Food & Beverage	32,336	896,068

			1,945,667
Italy – 1.9%
Banca Popolare Emilia Romagna	Banks	13,928	234,239
Fiat SpA	Automobiles & Components	64,878	1,110,394
Pirelli & Co.	Automobiles & Components	678,696	421,269
Terna SpA	Utilities	32,627	135,441

			1,901,343
Japan – 1.1%
Nippon Mining Holdings Inc	Energy	54,500	327,742
Toyo Seikan Kaisha Limited	Materials	40,900	737,580

			1,065,322
Netherlands – 7.5%
Akzo Nobel	Materials	5,122	292,977
Corporate Express	Commercial Services & Supplies	10,034	142,719
ING Groep NV-CVA	Diversified Financials	64,976	2,119,368
Koninklijke Ahold NV	Food & Staples Retailing	72,012	819,559
Koninklijke DSM NV	Materials	45,131	2,739,116
OCE NV	Technology Hardware & Equipment	21,953	208,616
Randstad Holding NV	Commercial Services & Supplies	6,259	176,970
SNS Reaal	Diversified Financials	49,704	832,060

			7,331,385
Norway – 4.6%
StatoilHydro ASA	Energy	138,374	4,474,135

			4,474,135
Spain – 5.2%
Banco Santander Sa	Banks	139,141	2,709,342
Telefonica SA	Telecommunication Services	90,601	2,351,483

			5,060,825
Sweden – 2.6%
Atlas Copco – B Shs	Capital Goods	13,400	188,267
Ericsson LM-B Shs	Technology Hardware & Equipment	50,400	529,106
Industrivarden AB-C Shs	Diversified Financials	14,900	190,537
Investor AB-B Shs	Diversified Financials	64,200	1,397,376
Nordea AB	Banks	19,623	278,225

			2,583,511
Switzerland – 9.0%
Clariant AG Regular	Materials	18,456	182,485
Holcim Ltd – Reg	Materials	11,206	795,292
Kuoni Reisen Hldg-Reg	Consumer Services	378	163,442

Domini European Social Equity Trust / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Switzerland (Continued)
Lonza AG-Reg	Pharma, Biotech & Life Sciences	4,706	$681,720
Novartis AG -Reg Shs	Pharma, Biotech & Life Sciences	51,901	3,079,374
Roche Holding AG	Pharma, Biotech & Life Sciences	11,915	2,200,177
Swiss Life Holdings AG (a)	Insurance	1,375	353,319
Swiss Re-Reg	Insurance	22,078	1,372,163

			8,827,972
United Kingdom – 27.0%
3i Group PLC	Diversified Financials	51,536	915,528
Aggreko PLC	Commercial Services & Supplies	15,192	212,548
Associated British Foods PLC	Food & Beverage	26,465	373,974
Aviva PLC	Insurance	125,640	1,246,007
Barclays PLC	Banks	115,036	780,645
BG Group PLC	Energy	186,869	4,220,605
Centrica Ord Gbp	Utilities	118,381	734,569
Compass Group PLC	Consumer Services	117,044	843,315
Cookson Group New	Capital Goods	51,090	625,628
Drax Group PLC	Utilities	101,359	1,449,664
GlaxoSmithKline PLC	Pharma, Biotech & Life Sciences	68,834	1,603,514
HBOS PLC	Banks	47,054	268,347
HMV Group PLC	Retailing	62,508	148,534
Home Retail Group	Retailing	113,051	483,169
HSBC Holdings PLC	Banks	144,043	2,380,659
ICAP PLC	Diversified Financials	58,797	579,667
Lloyds TSB Group PLC	Banks	63,152	368,015
Man Group PLC	Diversified Financials	14,754	178,102
Morrison (Wm.) Supermarkets	Food & Staples Retailing	203,461	1,037,235
Old Mutual PLC	Insurance	288,343	549,932
Royal Bank of Scotland Group	Banks	448,417	1,859,329
Segro PLC	Real Estate	60,425	487,019
Stagecoach Group Ordinary	Transportation	98,254	550,818
Standard Chartered PLC	Banks	18,529	563,780
Trinity Mirror PLC	Media	76,872	130,521
Unilever PLC	Food & Beverage	16,024	439,053
Vodafone Group PLC	Telecommunication Services	1,176,812	3,150,480
Yell Group PLC	Media	128,790	177,944

			26,358,601
United States – 0.9%
Apache Corporation	Energy	4,400	493,548
United States Steel Corp	Materials	2,700	432,972

			926,520
Total Common Stock (Cost $105,742,279)			96,304,438

Domini European Social Equity Trust / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Repurchase Agreement – 0.2%
State Street Bank & Trust, dated 07/31/08, 0.90% due 08/01/08, maturity amount $162,003 (collateralized by U.S. Government Agency Mortgage Securities, Federal Home Loan Banks, 2.606%, 01/23/09, market value $169,786)	Repurchase Agreement	161,998	$161,998

Total Repurchase Agreement (Cost $161,998)			161,998

Total Investments — 98.7% (Cost $105,904,277) (b)			96,466,436
Other Assets, less liabilities — 1.3%			1,303,104

Net Assets — 100.0%			$97,769,540

(a)	Non-income producing security.

(b)	The aggregate cost for federal income tax purposes is $107,646,786. The aggregate gross unrealized appreciation is $2,636,201 and the aggregate gross unrealized depreciation is $13,816,551, resulting in net unrealized depreciation of $11,180,350.

As of the date of this report, foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

SEE NOTES TO THE FINANCIAL STATEMENTS

Domini PacAsia Social Equity Fund

PERFORMANCE COMMENTARY

For the year ended July 31, 2008, the Fund declined −15.72%, lagging the MSCI All Country Asia Pacific index, which returned −13.05%.

The Fund’s relative performance was helped by its stock selection in the consumer discretionary and industrials sectors, and by its overweighting to telecommunications services. The Fund was hurt by stock selection among financial and materials companies, and by its underweighting to the consumer staples sector. The Fund was also helped by its overweighting to Hong Kong and was hurt by its underweighting to China.

Among the companies held in the Fund’s portfolio during the quarter, the Fund’s relative performance was helped the most by the following companies:

•	The Japanese telecommunications provider Nippon Telephone & Telegraph, whose mobile communications services were especially profitable

•	The Australian company BlueScope Steel, which enjoyed strong domestic and international demand for steel

•	The Singaporean motor vehicle company Jardine Cycle & Carriage, which experienced increased demand for vehicles and higher prices for palm oil, which the company also produces

The Fund’s relative performance was hurt the most by the following three Japanese companies:

•	The financial company Orix, which was hurt by a sharp downturn in Japan’s real estate industry

•	The bank Chuo Mitsui Trust Holdings, which experienced significant costs in the fourth quarter of 2007 due to nonperforming loans

•	The marine transportation company Kawasaki Kisen, whose container ship business was hurt by the increase in fuel prices and weak freight rates for European routes

The Domini PacAsia Social Equity Fund invests in the Domini PacAsia Social Equity Trust. The table and bar chart below provide information as of July 31, 2008, about the ten largest holdings of the Domini PacAsia Social Equity Trust and its portfolio holdings by industry sector and by country:

TEN LARGEST HOLDINGS

% NET
COMPANY	ASSETS

Honda Motor	3.13%
Nippon Telegraph & Telephone	2.98%
Seven & I Holdings	2.14%
Orix	2.07%
Toppan Printing	1.95%
Astellas Pharma	1.90%
National Australia Bank	1.90%
Nissan Motor	1.81%
Telecom Corp. of NZ	1.72%
BlueScope Steel	1.64%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

*	Other reflects Repurchase Agreements and Other Assets, less liabilities.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

*	Other reflects Indonesia, United States, Philippines, Austria, Canada, Repurchase Agreements and Other Assets, less liabilities.

The holdings mentioned above are described in the Domini PacAsia Social Equity Trust’s Portfolio of Investments at July 31, 2008, included herein. The composition of the Trust’s portfolio is subject to change.

Domini PacAsia Social Equity Fund — Performance Commentary      27

AVERAGE ANNUAL TOTAL RETURNS

		Domini PacAsia Social
		Equity Fund (DPAFX)	MSCI AC Asia Pacific
As of 6-30-08	1 Year	−11.79%	−8.43%

	Since Inception(1)	-4.50%	1.25%

As of 7-31-08	1 Year	−15.72%	−13.05%

	Since Inception(1)	-6.52%	-0.73%

COMPARISON OF $10,000 INVESTMENT IN THE
DOMINI PACASIA SOCIAL EQUITY FUND AND MSCI AC ASIA PACIFIC

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini PacAsia Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses were estimated to total 3.23% of net assets. Until November 30, 2008, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 1.60% of net assets.

The Morgan Stanley Capital International All Country Asia Pacific Index (MSCI AC Asia Pacific) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI AC Asia Pacific.

(1) Since December 27, 2006.
This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 09/08

28      Domini PacAsia Social Equity Fund — Performance Commentary

Domini PacAsia Social Equity Trust

PORTFOLIO OF INVESTMENTS
JULY 31, 2008

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Common Stock – 98.9%
Australia – 8.8%
AGL Energy Ltd	Utilities	15,228	$190,232
Amcor Ltd	Materials	15,024	74,879
Babcock & Brown Ltd	Diversified Financials	10,899	65,965
BlueScope Steel Ltd	Materials	42,846	464,973
Boral Limited	Materials	30,040	156,665
Commonwealth Property Office	Real Estate	94,250	119,196
CSR Limited	Capital Goods	36,000	71,083
GPT Group	Real Estate	35,741	50,583
National Australia Bank Ltd	Banks	23,562	540,284
Origin Energy Limited	Energy	5,885	87,315
Suncorp-Metway Limited	Insurance	33,583	419,269
Telstra Corp Ltd	Telecommunication Services	64,483	271,904

			2,512,348
Austria – 0.2%
OMV AG	Energy	903	62,197

			62,197
Canada – 0.1%
Nexen Inc	Energy	1,300	40,830

			40,830
China – 1.5%
Agile Property Holdings Ltd	Real Estate	40,000	37,243
Chaoda Modern Agriculture	Food & Beverage	106,000	122,420
Hopson Development Holdings	Real Estate	76,000	80,294
Shimao Property Holdings Ltd	Real Estate	33,500	41,308
TPV Technology Ltd	Technology Hardware & Equipment	284,223	145,139

			426,404
Hong Kong – 9.9%
Chinese Estates Hl	Real Estate	117,239	166,256
Esprit Holdings Ltd	Retailing	5,000	53,198
First Pacific Co	Diversified Financials	102,389	58,526
Great Eagle Holdings Ltd	Real Estate	60,874	174,325
Guoco Group Ltd	Diversified Financials	5,000	52,337
Hang Lung Group Ltd	Real Estate	29,665	131,556
Hang Seng Bank Ltd	Banks	2,500	48,923
Henderson Land Development	Real Estate	22,142	137,045
Hongkong Land Holdings Ltd	Real Estate	42,000	173,460
Hopewell Highway Infrastruct	Transportation	57,500	44,033
Hopewell Holdings	Real Estate	11,000	39,457
Hysan Development Company	Real Estate	76,191	216,598
Jardine Matheson Hldgs Ltd	Capital Goods	5,593	176,739
Jardine Strategic Holdings Ltd	Capital Goods	9,859	169,575
MTR Corporation	Transportation	59,500	193,090
New World Development	Real Estate	26,000	48,467
Sun Hung Kai Properties	Real Estate	13,000	192,785
Swire Pacific Ltd ’A’	Real Estate	39,664	423,615
Wharf Holdings Ltd	Real Estate	24,675	109,050
Wheelock & Co Ltd	Real Estate	75,418	204,095

			2,813,130

Domini PacAsia Social Equity Trust / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

India – 3.4%
Hero Honda Motors Limited (a)	Automobiles & Components	7,379	$138,330
Punjab National Bank	Banks	22,117	231,963
Satyam Computer Services Ltd	Software & Services	11,970	106,259
State Bank of India	Banks	7,826	258,494
Sun Pharmaceutical Indus Ltd (a)	Pharma, Biotech & Life Sciences	7,118	234,411

			969,457
Indonesia – 0.4%
Bank Rakyat Indonesia	Banks	73,500	48,723
Perusahaan Gas Negara Pt	Utilities	51,000	67,716

			116,439
Japan – 48.6%
Alps Electric Co Ltd	Technology Hardware & Equipment	4,300	44,135
Amada Co Ltd	Capital Goods	33,220	226,484
Aoyama Trading Co Ltd	Retailing	9,900	174,491
Asahi Kasei Corporation	Materials	66,640	340,524
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	12,484	540,303
Brother Industries Ltd	Technology Hardware & Equipment	8,800	110,700
Central Japan Railway Co	Transportation	10	101,523
Chuo Mitsui Trust Holdings Inc	Banks	72,533	450,619
Credit Saison Company Ltd	Diversified Financials	2,100	43,989
Dai Nippon Printing Co Ltd	Commercial Services & Supplies	28,399	390,081
Daiwa House Industry Co Ltd	Real Estate	23,000	217,248
Fuji Film Holdings Corp	Technology Hardware & Equipment	14,357	450,451
Fujikura Ltd	Capital Goods	11,000	49,514
Hakuhodo Dy Holdings Inc	Media	2,230	121,051
Hokuhoku Financial Group Inc	Banks	33,000	84,169
Honda Motor Co Ltd	Automobiles & Components	27,903	889,108
Kawasaki Kisen Kaisha Ltd	Transportation	51,206	405,615
Kyocera Corporation	Technology Hardware & Equipment	5,027	432,153
Mazda Motor Corp	Automobiles & Components	37,000	213,193
Mitsui O.S.K. Lines Ltd	Transportation	35,000	452,420
Nintendo Company Ltd	Software & Services	678	328,347
Nippon Electric Glass Co Ltd	Technology Hardware & Equipment	13,000	190,961
Nippon Express Co Ltd	Transportation	12,000	54,580
Nippon Mining Holdings Inc	Energy	45,000	270,613
Nippon Sheet Glass Co Ltd	Capital Goods	33,000	134,129
Nippon Shokubai Co Ltd	Materials	8,000	55,116
Nippon Telegraph & Telephone	Telecommunication Services	167	846,890
Nissan Motor Company Ltd	Automobiles & Components	67,000	514,830
Nisshin Steel Co Ltd	Materials	105,000	324,403
Nitto Denko Corporation	Materials	6,600	188,604
Nomura Holdings Inc	Diversified Financials	15,800	227,592
NTT Data Corporation	Software & Services	17	69,924
Orix Corporation	Diversified Financials	3,893	588,307
Ricoh Company Limited	Technology Hardware & Equipment	19,503	316,124
Rohm Company Limited	Semiconductors & Semiconductor Equipment	2,900	165,287
Seiko Epson Corp	Technology Hardware & Equipment	8,210	221,132
Seino Holdings Co Ltd	Transportation	34,800	205,641
Seven & I Holdings Co Ltd	Food & Staples Retailing	19,900	607,457
Shinko Securities Co Ltd	Diversified Financials	28,000	91,361
Sony Corporation	Consumer Durables & Apparel	10,478	395,494
Sumitomo Trust & Bkg	Banks	35,874	246,563
Taiyo Yuden Company Limited	Technology Hardware & Equipment	7,000	70,634
Takeda Pharmaceutical Co Ltd	Pharma, Biotech & Life Sciences	4,600	243,782

Domini PacAsia Social Equity Trust / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Japan (Continued)
TDK Corp	Technology Hardware & Equipment	4,200	$250,620
Tokyo Gas Co Ltd	Utilities	50,000	201,020
Tokyo Steel Mfg Co Ltd	Materials	21,300	237,692
Toppan Printing Company Ltd	Commercial Services & Supplies	53,606	555,014
Tosoh Corporation	Materials	27,000	116,511
Toyo Seikan Kaisha Limited	Materials	19,587	353,227

			13,809,626
Malaysia – 2.0%
PPB Group Behard	Food & Beverage	14,500	41,217
Telekom Malaysia BHD	Telecommunication Services	57,600	60,571
Tenaga Nasional BHD	Utilities	43,956	112,768
TM International SDN BHD (a)	Telecommunication Services	104,000	202,826
YTL Corporation Berhad	Utilities	71,840	144,999

			562,381
New Zealand – 2.8%
Kiwi Income Property Trust	Real Estate	171,013	141,473
Telecom Corp of New Zealand	Telecommunication Services	176,217	488,117
Vector Ltd	Utilities	100,805	160,653

			790,243
Norway – 0.9%
StatoilHydro ASA	Energy	7,950	257,052

			257,052
Philippines – 0.3%
Globe Telecom Inc	Telecommunication Services	2,897	73,838

			73,838
Singapore – 3.1%
CapitaCommercial Trust	Real Estate	134,000	186,515
DBS Group Holdings Ltd.	Banks	20,606	286,427
Jardine Cycle & Carriage Ltd	Retailing	22,662	285,986
Singapore Land Ltd	Real Estate	9,000	42,073
Suntec Reit	Real Estate	72,000	81,108

			882,109
South Korea – 8.1%
Daegu Bank	Banks	3,280	40,694
GS Engineering & Construction	Capital Goods	550	54,479
GS Holdings Corp	Energy	5,139	190,557
Hynix Semiconductor Inc (a)	Semiconductors & Semiconductor Equipment	3,810	80,832
Industrial Bank of Korea	Banks	8,835	136,562
Kookmin Bank	Banks	1,755	99,520
Korea Zinc Co Ltd	Materials	1,319	180,544
KT Corp	Telecommunication Services	6,803	280,335
LG Electronics Inc	Consumer Durables & Apparel	3,813	389,549
LG International	Capital Goods	2,080	47,702
LG Philips LCD Co Ltd	Technology Hardware & Equipment	9,900	291,769
LG Telecom Ltd	Telecommunication Services	15,570	134,094
Pacific Corp	Household & Personal Products	699	86,438
Pusan Bank	Banks	3,670	44,559
Shinhan Financial Group Ltd	Banks	2,123	98,944
Woori Finance Holdings Co	Banks	4,410	62,223
Woori Investment & Securities	Diversified Financials	4,450	87,880

			2,306,681

Domini PacAsia Social Equity Trust / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Taiwan – 7.1%
Acer Inc	Technology Hardware & Equipment	37,555	$76,677
Asustek Computer Inc	Technology Hardware & Equipment	67,492	175,669
Au Optronics Corp	Technology Hardware & Equipment	316,603	354,527
Chi Mei Optoelectronics Corp	Technology Hardware & Equipment	257,838	216,953
China Steel Corp	Materials	200,040	284,941
Chunghwa Picture Tubes Ltd (a)	Technology Hardware & Equipment	872,000	198,035
Chunghwa Telecom Co Ltd	Telecommunication Services	25,475	64,480
First Financial Holding Co	Banks	103,000	86,187
HTC Corp	Technology Hardware & Equipment	8,650	135,751
Qisda Corp	Technology Hardware & Equipment	79,920	42,758
Quanta Computer Inc	Technology Hardware & Equipment	133,900	190,017
Siliconware Precision Inds	Semiconductors & Semiconductor Equipment	371	485
Taiwan Cooperative Bank (a)	Banks	222,143	189,092

			2,015,572
Thailand – 0.8%
Bangkok Bank Pub Co — For Reg	Banks	66,718	219,762

			219,762
United Kingdom – 0.5%
BG Group PLC	Energy	5,974	134,928

			134,928
United States – 0.4%
Apache Corporation	Energy	1,000	112,170

			112,170
Total Common Stock (Cost $31,025,717)			28,105,167

Repurchase Agreement – 0.9%
State Street Bank & Trust, dated 07/31/08, 0.90% due 08/01/08, maturity amount $265,369 (collateralized by U.S. Government Agency Mortgage Securities, Federal Home Loan Banks, 2.606%, 01/23/09, market value $274,654)	Repurchase Agreement	265,362	265,362

Total Repurchase Agreement (Cost $265,362)			265,362

Total Investments — 99.8% (Cost $31,291,079) (b)			28,370,529
Other Assets, less liabilities — 0.2%			45,550

Net Assets — 100.0%			$28,416,079

(a)	Non-income producing security.

(b)	The aggregate cost for federal income tax purposes is $31,585,199. The aggregate gross unrealized appreciation is $827,874 and the aggregate gross unrealized depreciation is $4,042,544, resulting in net unrealized depreciation of $3,214,670.

As of the date of this report, foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

SEE NOTES TO FINANCIAL STATEMENTS

Domini European PacAsia Social Equity Fund

PERFORMANCE COMMENTARY

For the year ended July 31, 2008, the Fund declined −16.48%, lagging the MSCI EAFE index, which returned −11.73%.

The Fund benefited from positive stock selection in telecommunications and industrials, and in the healthcare sector, where the Fund’s overweighting was also a positive factor. The Fund was hurt by stock selection in the consumer discretionary, materials, and financial sectors.

Among the companies held in the Fund’s portfolio during the quarter, the Fund’s relative performance was helped the most by the following:

•	France Telecom, whose domestic wireline and wireless divisions surprised analysts by their strong performance in the third quarter of 2007

•	The Norwegian materials and energy company Norsk Hydro, which benefited from high prices for aluminum and strong demand from China, although higher prices for energy and raw materials caused the company’s profits to drop in the second quarter of 2008

•	The Swiss healthcare company Lonza, which enjoyed strong growth in sales

The Fund’s relative performance was hurt the most by the following companies in the portfolio:

•	The British media company Trinity Mirror, which reported a drop in advertising in the second quarter of 2008

•	Royal Bank of Scotland, which was affected by the impact of problems in the U.S. housing market on mortgage-related securities that the company held

•	Home Retail Group, which reported in the third quarter of 2007 that sales of outdoor furniture and other products were down due to poor summer weather

The Domini European PacAsia Social Equity Fund invests in the Domini European PacAsia Social Equity Trust. The table and bar chart below provide information as of July 31, 2008, about the ten largest holdings of the Domini European PacAsia Social Equity Trust and its portfolio holdings by industry sector and by country:

TEN LARGEST HOLDINGS

% NET
COMPANY	ASSETS

BG Group	2.94%
Novartis	2.55%
Sanofi-Aventis	2.32%
France Telecom	2.21%
StatoilHydro	2.16%
Vivendi	1.94%
ING Groep	1.91%
Vodafone Group	1.87%
Deutsche Telekom	1.79%
Banco Santander	1.72%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

* Other reflects Repurchase Agreements and Other Liabilities, less assets.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

* Other reflects Ireland, New Zealand, Singapore, South Korea, Taiwan, China, Greece, Poland, Russia, Repurchase Agreements, and Other Liabilities, less assets.

The holdings mentioned above are described in the Domini European PacAsia Social Equity Trust’s Portfolio of Investments at July 31, 2008, included herein. The composition of the Trust’s portfolio is subject to change.

34      Domini European PacAsia Social Equity Fund — Performance Commentary

AVERAGE ANNUAL TOTAL RETURNS

Domini European PacAsia
		Social Equity Fund (DUPFX)	MSCI EAFE
As of 6-30-08	1 Year	−16.67%	−10.15%

	Since Inception(1)	−7.28%	0.57%

As of 7-31-08	1 Year	−16.48%	−11.73%

	Since Inception(1)	−8.56%	−1.49%

COMPARISON OF $10,000 INVESTMENT IN THE
DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND INVESTOR SHARES AND THE MSCI EAFE

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini European PacAsia Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses were estimated to total 5.89% of net assets. Until November 30, 2008, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 1.60% of net assets.

The Morgan Stanley Capital International Europe Australasia Far East Index (MSCI EAFE) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI EAFE.

(1) Since December 27, 2006.

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 09/08

Domini European PacAsia Social Equity Fund — Performance Commentary      35

Domini European PacAsia Social Equity Trust

PORTFOLIO OF INVESTMENTS
JULY 31, 2008

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Common Stock – 99.0%
Australia – 3.6%
AGL Energy Ltd	Utilities	13,864	$173,191
BlueScope Steel Ltd	Materials	11,181	121,338
Commonwealth Property Office	Real Estate	54,397	68,795
Gpt Group	Real Estate	43,585	61,684
National Australia Bank Ltd	Banks	9,326	213,848
Suncorp-Metway Limited	Insurance	8,290	103,497
Telstra Corp Ltd	Telecommunication Services	18,821	79,362

			821,715
Austria – 1.5%
Immoeast AG (a)	Real Estate	8,363	59,874
Immofinanz AG	Real Estate	9,364	84,801
OMV AG	Energy	2,801	192,928

			337,603
Belgium – 1.5%
Bekaert NV	Capital Goods	817	124,104
Delhaize Group	Food & Staples Retailing	660	36,239
Dexia	Banks	1,797	24,355
Euronav SA	Energy	1,511	67,826
Fortis	Diversified Financials	6,080	85,420

			337,944
China – 0.3%
Hopson Development Holdings	Real Estate	32,000	33,808
TPV Technology Ltd	Technology Hardware & Equipment	73,775	37,673

			71,481
Denmark – 2.2%
D/S Norden	Transportation	900	87,108
H. Lundbeck A/S	Pharma, Biotech & Life Sciences	4,945	125,423
Novo Nordisk A/S-B	Pharma, Biotech & Life Sciences	2,275	144,283
Vestas Wind Systems A/S (a)	Capital Goods	1,100	143,493

			500,307
Finland – 1.6%
Konecranes Oyj	Capital Goods	3,385	134,515
Nokian Renkaat Oyj	Automobiles & Components	845	36,393
Outokumpu Oyj	Materials	5,273	122,811
TietoEnator Oyj	Software & Services	3,466	70,513

			364,232
France – 11.0%
ArcelorMittal	Materials	1,043	92,290
BNP Paribas	Banks	1,936	190,904
Casino Guichard Perrachon	Food & Staples Retailing	373	37,224
Eurazeo	Diversified Financials	967	96,362
France Telecom SA	Telecommunication Services	15,778	499,014
Lafarge SA	Materials	770	104,781
Peugeot SA	Automobiles & Components	2,467	120,485
Sanofi-Aventis	Pharma, Biotech & Life Sciences	7,457	523,569
SCOR SE	Insurance	2,901	68,801
Ste Des Ciments Francais-A	Materials	616	85,571

Domini European PacAsia Social Equity Trust / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

France (Continued)
	Semiconductors & Semiconductor
STMicroelectronics	Equipment	6,009	$66,496
Valeo	Automobiles & Components	1,662	53,718
Vallourec	Capital Goods	362	107,816
Vivendi SA	Media	10,467	437,742

			2,484,773
Germany – 7.2%
Adidas AG	Consumer Durables & Apparel	1,056	64,664
Allianz SE-Reg	Insurance	1,154	195,731
Bayerische Hypo-und Vereinsb	Banks	577	36,700
Deutsche Lufthansa — Reg	Transportation	9,431	216,423
Deutsche Telekom AG — Reg	Telecommunication Services	23,240	402,944
Epcos AG	Technology Hardware & Equipment	5,096	140,723
Hannover Rueckversicherungs AG	Insurance	1,449	69,004
Henkel KGaA-Vorzug	Household & Personal Products	5,597	223,346
Muenchener Rueckver AG — Reg	Insurance	1,329	220,664
Salzgitter AG	Materials	366	59,728

			1,629,927
Greece – 0.3%
Public Power Corp	Utilities	2,102	64,982

			64,982
Hong Kong – 3.0%
Chinese Estates Hl	Real Estate	40,269	57,105
First Pacific Co	Diversified Financials	56,000	32,010
Great Eagle Holdings Ltd	Real Estate	20,145	57,689
Hang Lung Group Ltd	Real Estate	6,627	29,389
Hongkong Land Holdings Ltd	Real Estate	28,000	115,640
Hysan Development Company	Real Estate	12,000	34,114
Jardine Matheson Hldgs Ltd	Capital Goods	1,514	47,842
Jardine Strategic Holdings Ltd	Capital Goods	2,500	43,000
Swire Pacific Ltd ’A’	Real Estate	11,334	121,048
Wharf Holdings Ltd	Real Estate	6,970	30,804
Wheelock & Co Ltd	Real Estate	38,250	103,512

			672,153
Ireland – 1.2%
Anglo Irish Bank PLC	Banks	14,050	111,612
Elan Corporation PLC (a)	Pharma, Biotech & Life Sciences	1,174	23,923
Irish Life & Permanent PLC	Insurance	5,284	42,381
Kerry Group PLC-A	Food & Beverage	3,351	92,860

			270,776
Italy – 2.5%
Fiat SpA	Automobiles & Components	9,923	169,833
I.F.I. (Istit Fin) Priv (a)	Diversified Financials	1,701	35,530
Pirelli & Co.	Automobiles & Components	192,926	119,750
Terna SpA	Utilities	36,425	151,207
Tiscali SpA (a)	Software & Services	12,441	30,131
Unipol Gruppo Finsnziario SpA	Insurance	22,050	57,339

			563,790

Domini European PacAsia Social Equity Trust / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Japan – 20.5%
Alps Electric Co Ltd	Technology Hardware & Equipment	5,500	$56,452
Amada Co Ltd	Capital Goods	7,000	47,724
Aoyama Trading Co Ltd	Retailing	5,996	105,681
Asahi Kasei Corporation	Materials	23,000	117,528
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	6,200	268,334
Brother Industries Ltd	Technology Hardware & Equipment	3,300	41,513
Central Japan Railway Co	Transportation	13	131,979
Chuo Mitsui Trust Holdings Inc	Banks	28,194	175,158
Dai Nippon Printing Co Ltd	Commercial Services & Supplies	10,828	148,731
Daicel Chemical Industries	Materials	7,000	41,155
Daiwa House Industry Co Ltd	Real Estate	6,000	56,673
Fuji Film Holdings Corp	Technology Hardware & Equipment	7,205	226,057
Hakuhodo Dy Holdings Inc	Media	1,040	56,454
Honda Motor Co Ltd	Automobiles & Components	9,428	300,416
Kawasaki Kisen Kaisha Ltd	Transportation	12,000	95,055
Kyocera Corporation	Technology Hardware & Equipment	1,179	101,354
Mazda Motor Corp	Automobiles & Components	7,000	40,334
Mitsui O.S.K. Lines Ltd	Transportation	10,000	129,263
Nintendo Company Ltd	Software & Services	167	80,876
Nippon Electric Glass Co Ltd	Technology Hardware & Equipment	5,000	73,447
Nippon Mining Holdings Inc	Energy	8,000	48,109
Nippon Telegraph & Telephone	Telecommunication Services	48	243,418
Nissan Motor Company Ltd	Automobiles & Components	14,300	109,882
Nisshin Steel Co Ltd	Materials	27,000	83,418
Nitto Denko Corporation	Materials	1,800	51,438
Orix Corporation	Diversified Financials	1,000	151,119
Ricoh Company Limited	Technology Hardware & Equipment	6,484	105,099
	Semiconductors & Semiconductor
Rohm Company Limited	Equipment	1,100	62,695
Seiko Epson Corp	Technology Hardware & Equipment	3,601	96,991
Seino Holdings Co Ltd	Transportation	10,801	63,826
Seven & I Holdings Co Ltd	Food & Staples Retailing	8,600	262,519
Sony Corporation	Consumer Durables & Apparel	779	29,403
Sumitomo Trust & Bkg	Banks	11,000	75,603
Suzuken Company Limited	Health Care Equipment & Services	1,800	61,752
Taisho Pharmaceutical Co Ltd	Pharma, Biotech & Life Sciences	4,000	82,544
TDK Corp	Technology Hardware & Equipment	1,500	89,507
Tokyo Gas Co Ltd	Utilities	53,000	213,081
Tokyo Steel Mfg Co Ltd	Materials	9,483	105,823
Toppan Printing Company Ltd	Commercial Services & Supplies	23,154	239,727
Tosoh Corporation	Materials	9,000	38,837
Toyo Seikan Kaisha Limited	Materials	7,061	127,336

			4,636,311
Netherlands – 5.1%
Akzo Nobel	Materials	2,851	163,077
ING Groep NV-CVA	Diversified Financials	13,182	429,967
Koninklijke Ahold NV	Food & Staples Retailing	12,340	140,440
Koninklijke DSM NV	Materials	2,962	179,771
OCE NV	Technology Hardware & Equipment	3,294	31,302
Randstad Holding NV	Commercial Services & Supplies	1,125	31,809
SNS Reaal	Diversified Financials	10,990	183,976

			1,160,342

Domini European PacAsia Social Equity Trust / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

New Zealand – 1.0%
Kiwi Income Property Trust	Real Estate	110,346	$91,285
Telecom Corp of New Zealand	Telecommunication Services	36,526	101,176
Vector Ltd (a)	Utilities	21,664	34,526

			226,987
Norway – 3.3%
Hafslund ASA-B Shs	Utilities	4,500	89,390
Norsk Hydro ASA	Materials	13,150	164,092
StatoilHydro ASA	Energy	15,058	486,880

			740,362
Poland – 0.3%
Telekomunikacja Polska	Telecommunication Services	5,331	59,161

			59,161
Russia – 0.1%
Vimpel-Communications-SP ADR	Telecommunication Services	1,300	32,799

			32,799
Singapore – 0.8%
CapitaCommercial Trust	Real Estate	21,000	29,230
DBS Group Holdings Ltd.	Banks	3,000	41,701
Jardine Cycle & Carriage Ltd	Retailing	8,817	111,267

			182,198
South Korea – 0.6%
Korea Zinc Co Ltd	Materials	285	39,011
KT Corp	Telecommunication Services	795	32,760
LG Corp	Capital Goods	494	31,550
LG Electronics Inc	Consumer Durables & Apparel	243	24,826

			128,147
Spain – 3.3%
Banco Santander SA	Banks	19,907	387,628
Telefonica SA	Telecommunication Services	13,658	354,483

			742,111
Sweden – 2.0%
Atlas Copco — B Shs	Capital Goods	2,000	28,099
Industrivarden AB-C Shs	Diversified Financials	8,100	103,581
Investor AB-B Shs	Diversified Financials	10,400	226,366
TeliaSonera AB	Telecommunication Services	11,500	87,586

			445,632
Switzerland – 6.6%
Adecco SA-Reg	Commercial Services & Supplies	817	37,398
Clariant AG Regular	Materials	9,058	89,561
Kuoni Reisen Hldg-Reg	Consumer Services	63	27,240
Lonza AG-Reg	Pharma, Biotech & Life Sciences	1,494	216,424
Novartis AG -Reg Shs	Pharma, Biotech & Life Sciences	9,686	574,687
Roche Holding AG	Pharma, Biotech & Life Sciences	1,142	210,877
Schindler Holding — Part Cert	Capital Goods	491	33,506
Swiss Life Holdings AG (a)	Insurance	332	85,311
Swiss Re-Reg	Insurance	3,296	204,849

			1,479,853

Domini European PacAsia Social Equity Trust / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Taiwan – 0.4%
Chi Mei Optoelectronics Corp	Technology Hardware & Equipment	25,200	$21,204
Chunghwa Picture Tubes Ltd (a)	Technology Hardware & Equipment	127,000	28,842
Quanta Computer Inc	Technology Hardware & Equipment	22,660	32,157

			82,203
United Kingdom – 19.1%
3i Group PLC	Diversified Financials	9,026	160,345
Aggreko PLC	Commercial Services & Supplies	12,148	169,960
Associated British Foods PLC	Food & Beverage	10,120	143,005
Aviva PLC	Insurance	20,179	200,121
BG Group PLC	Energy	29,362	663,167
Bradford and Bingley	Banks	40,698	44,737
Carphone Warehouse Group	Retailing	6,183	23,027
Centrica Ord Gbp	Utilities	24,817	153,993
Cookson Group New	Capital Goods	3,082	37,741
Drax Group PLC	Utilities	14,959	213,948
GlaxoSmithKline PLC	Pharma, Biotech & Life Sciences	14,624	340,672
HMV Group PLC	Retailing	19,150	45,505
Home Retail Group	Retailing	29,093	124,341
HSBC Holdings PLC	Banks	20,416	337,424
ICAP PLC	Diversified Financials	20,774	204,806
Investec PLC	Diversified Financials	11,498	76,417
Lloyds TSB Group PLC	Banks	8,837	51,497
Man Group PLC	Diversified Financials	3,532	42,636
Mondi PLC	Materials	7,888	38,984
Morrison (Wm.) Supermarkets	Food & Staples Retailing	18,725	95,459
Old Mutual PLC	Insurance	94,600	180,422
Royal Bank of Scotland Group	Banks	58,539	242,728
Standard Chartered PLC	Banks	4,587	139,568
Thomas Cook	Consumer Services	19,687	77,977
Vodafone Group PLC	Telecommunication Services	157,425	421,446
WH Smith PLC	Retailing	7,288	51,879
Yell Group PLC	Media	14,240	19,675

			4,301,480
Total Common Stock (Cost $24,425,552)			22,337,269

Domini European PacAsia Social Equity Trust / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Repurchase Agreement – 1.5%
State Street Bank & Trust, dated 07/31/08, 0.90% due 08/01/08, maturity amount $335,055 (collateralized by U.S. Government Agency Mortgage Securities, Federal Home Loan Banks, 2.606%, 01/23/09, market value $344,565)	Repurchase Agreement	335,047	$335,047

Total Repurchase Agreement (Cost $335,047)			335,047

Total Investments — 100.5% (Cost $24,760,599) (b)			22,672,316
Other Liabilities, less assets — (0.5%)			(113,560)

Net Assets — 100.0%			$22,558,756

(a)	Non-income producing security.

(b)	The aggregate cost for federal income tax purposes is $24,938,976. The aggregate gross unrealized appreciation is $493,539 and the aggregate gross unrealized depreciation is $2,760,199, resulting in net unrealized depreciation of $2,266,660.

ADR – American Depository Receipt

As of the date of this report, foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Bond Fund

PERFORMANCE COMMENTARY

For the year ended July 31, 2008, the Fund had a fairly strong return of 5.58% but trailed the Lehman Brothers Intermediate Aggregate index, which returned 6.33%.

The credit crisis triggered by a collapsing subprime mortgage market continued to accelerate during the period. The Federal Reserve reversed its long series of interest rate increases, lowering short-term rates several times. This caused bond values to rise accordingly, resulting in positive bond market returns.

The Fund’s relative performance was helped by its overweighting to government agency bonds, which performed well during this period of economic uncertainty, and particularly the positive effect of security selection within this sector. The Fund’s performance was helped by its underweighting to corporate bonds, which lagged the index, but security selection was an even stronger positive factor for this sector.

As is typical during volatile periods when investors shy away from riskier assets, Treasury securities also performed well. The Fund’s exclusion of Treasuries was the biggest negative factor for performance. While Domini recognizes that Treasury securities support many public goods essential for our society, they are excluded by Domini’s Global Investment Standards in order to reflect concern about the human and environmental risks posed by the nuclear weapons they help to fund.

The Fund also underperformed relative to the index due to its investment in project loans: community-focused investments that help provide financing for developments like low-income housing projects and nursing homes.

The bar chart below provides information as of July 31, 2008, about the percentage of the Fund’s portfolio holdings invested in various types of debt obligations:

PORTFOLIO COMPOSITION (% OF NET ASSETS)

The Domini Social Bond Fund is not insured and is subject to market risks, interest rate risks, and credit risks. Investment return, principal value, and yield of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may lose money.

During periods of rising interest rates, bond funds can lose value. The Fund’s community development investments may be unrated and may carry greater risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

The holdings mentioned above are described in the Fund’s Portfolio of Investments at July 31, 2008, included herein. The composition of the Fund’s portfolio is subject to change.

Domini Social Bond Fund — Performance Commentary      43

AVERAGE ANNUAL TOTAL RETURNS

			Lehman Brothers
			Intermediate
		Domini Social Bond	Aggregate Index
		Fund (DSBFX)	(LBIA)
As of 6-30-08	1 Year	6.21%	7.17%

	5 Year	2.74%	3.85%

	Since Inception(1)	5.25%	6.13%

As of 7-31-08	1 Year	5.58%	6.33%

	5 Year	3.47%	4.36%

	Since Inception(1)	5.23%	6.06%

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI SOCIAL BOND FUND AND LBIA

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses were estimated to total 1.48% of net assets. Until November 30, 2008, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 0.95% of net assets.

The Lehman Brothers Intermediate Aggregate Index (LBIA) is an unmanaged index of intermediate investment-grade fixed-income securities. Investors cannot invest directly in the LBIA.

(1)	Since June 1, 2000.

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 09/08

44      Domini Social Bond Fund — Performance Commentary

Domini Social Bond Fund

PORTFOLIO OF INVESTMENTS
JULY 31, 2008

	PRINCIPAL	VALUE
	AMOUNT	(NOTE 1)
U.S. Government Agency Obligations – 20.4%
FANNIE MAE:
5.000%, 5/11/2017	$45,000	$46,352
5.000%, 10/15/2011	3,353,000	3,492,917
FEDERAL AGRICULTURE MORTGAGE CORPORATION:
6.680%, 6/10/2014	1,000,000	1,130,740
FEDERAL FARM CREDIT BANK:
6.300%, 6/6/2011	250,000	269,113
FREDDIE MAC:
5.500%, 9/15/2011	3,017,000	3,182,039
3.750%, 6/28/2013	5,300,000	5,240,284
U.S. SMALL BUSINESS ADMINISTRATION:
2003-10C 1, 3.530%, 5/1/2013	240,782	234,420
2003-20D 1, 4.760%, 4/1/2023	385,631	376,006
2003-20E 1, 4.640%, 5/1/2023	398,017	384,460
2003-20F 1, 4.070%, 6/1/2023	329,106	303,764
2003-20G 1, 4.350%, 7/1/2023	184,153	174,690

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $14,615,357)		14,834,785
U.S. Government Agency Mortgage Securities – 39.7%
FANNIE MAE:
13743, 7.300%, VR, 11/1/2019	7,271	7,636
250168, 8.000%, 12/1/2009	8,319	8,552
252120, 7.500%, 8/1/2025	33,967	36,606
387231, 5.010%, 1/1/2015	1,034,165	1,027,040
402999, 7.000%, VR, 10/1/2027	4,531	4,603
526882, 5.353%, VR, 2/1/2029	8,689	8,769
696355, 5.500%, 3/1/2033	990,407	975,231
789089, 5.500%, 8/1/2019	409,899	413,798
892917, 6.500%, 8/1/2036	1,568,897	1,613,431
895098, 7.000%, 8/1/2036	1,420,520	1,487,063
937881, 5.500%, 6/1/2022	1,327,515	1,333,637
FANNIE MAE CMO:
1990-99 K, 6.500%, 8/25/2020	13,553	14,124
1993-106 Z, 7.000%, 6/25/2013	6,300	6,548
2003-66 MB, 3.500%, 5/25/2023	472,567	445,439
2003-73 GA, 3.500%, 5/25/2031	549,900	523,020
2005-M1 A, 4.479%, 10/26/2031	212,290	211,862
FREDDIE MAC:
845025, 6.107%, VR, 12/1/2018	16,951	17,327
A18404, 5.500%, 2/1/2034	485,114	476,468
A30028, 6.000%, 11/1/2034	229,802	231,985
A51729, 6.500%, 8/1/2036	1,316,690	1,354,476
A62612, 5.500%, 6/1/2037	1,161,497	1,136,803
A69304, 5.500%, 11/1/2037	614,692	601,624
B11108, 5.500%, 11/1/2018	796,624	804,201
B11109, 4.500%, 11/1/2018	978,434	952,865
C77635, 5.500%, 2/1/2033	993,671	977,514
FREDDIE MAC CMO:
1208 D, 3.550%, VR, 2/15/2022	17,563	17,138
2302 J, 6.500%, 4/15/2031	78,328	81,074
2628 LE, 3.250%, 6/15/2033	387,525	373,304

Domini Social Bond Fund / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

	PRINCIPAL	VALUE
	AMOUNT	(NOTE 1)
U.S. Government Agency Mortgage Securities (Continued)
GINNIE MAE CMO:
2002-26 C, 6.008%, VR, 2/16/2024	$277,202	$281,615
2002-37 C, 5.878%, 6/16/2024	597,441	611,377
2002-9, 5.881%, 3/16/2024	47,793	47,827
2002-9 C, 6.269%, 10/16/2027	1,000,000	1,031,913
2003-78 C, 5.376%, VR, 2/16/2031	1,000,000	993,108
2004-6 C, 4.660%, 7/16/2033	1,000,000	979,736
2004-77 AB, 4.368%, 11/16/2030	706,174	692,749
2005-42 B, 4.571%, 9/15/2027	1,000,000	985,044
2005-67 B, 4.751%, 10/16/2026	1,000,000	997,413
2005-79 A, 3.998%, 10/16/2033	837,711	833,209
2005-87, 4.449%, 3/16/2025	876,289	875,977
2005-89, 4.811%, 5/16/2027	836,112	838,879
2006-9 B, 5.269%, 3/16/2037	1,000,000	982,917
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
2038, 8.500%, 7/20/2025	7,951	8,744
2380, 8.500%, 2/20/2027	12,237	13,406
3233, 5.500%, 5/20/2017	439,520	446,032
615760, 5.500%, 8/15/2028	384,838	383,535
18538, 6.000%, 8/1/2038	1,613,000	1,630,390
696471, 6.000%, 8/15/2038	1,028,000	1,041,064

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES (Cost $28,900,175)		28,817,073
Corporate Obligations – 27.3%
Air Products & Chemicals, 4.150%, 2/1/2013	700,000	684,716
American Express, 6.150%, 8/28/2017	700,000	664,599
Bank of America Corporation, 7.400%, 1/15/2011	700,000	730,718
Bank of New York Mellon-Mtn, 4.950%, 11/1/2012	700,000	695,125
Cameron International Corp, 6.375%, 7/15/2018	350,000	349,187
CenterPoint Energy, Inc., 7.875%, 4/1/2013	700,000	749,674
Cisco Systems Inc., 5.500%, 2/22/2016	600,000	607,726
Citigroup Inc., 5.300%, 1/7/2016	350,000	324,040
Clorox, 5.450%, 10/15/2012	700,000	703,191
Coca-Cola Co, 5.350%, 11/15/2017	700,000	704,774
Comcast Corporation, 4.950%, 6/15/2016	600,000	553,630
Hewlett-Packard Co., 4.500%, 3/1/2013	700,000	694,420
IBM Corp, 5.700%, 9/14/2017	700,000	711,635
International Paper Co, 7.950%, 6/15/2018	700,000	697,252
Johnson & Johnson, 5.550%, 8/15/2017	700,000	732,603
Kellogg Co., 4.250%, 3/6/2013	700,000	683,029
Kimberly-Clark, 6.125%, 8/1/2017	700,000	720,446
Kraft Foods Inc, 6.125%, 8/23/2018	700,000	683,787
Northern Trust Company, 5.200%, 11/9/2012	700,000	699,033
Nucor Corp, 5.850%, 6/1/2018	700,000	703,308
NYSE EuroNext, 4.800%, 6/28/2013	700,000	693,113
Oracle Corp., 5.750%, 4/15/2018	700,000	699,668
PepsiCo Inc, 5.000%, 6/1/2018	700,000	688,664
Praxair Inc., 4.625%, 3/30/2015	647,000	624,580
SBC Communications, 5.100%, 9/15/2014	600,000	588,990
Time Warner Companies Inc., 5.500%, 11/15/2011	700,000	690,715
Verizon Communications, 5.550%, 2/15/2016	700,000	681,705
Walgreen Co., 4.875%, 8/1/2013	700,000	699,348

Domini Social Bond Fund / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

	PRINCIPAL	VALUE
	AMOUNT	(NOTE 1)
Corporate Obligations (Continued)
Wells Fargo Company, 4.375%, 1/31/2013	$700,000	$666,627
Xerox Corporation, 6.350%, 5/15/2018	700,000	678,354

TOTAL CORPORATE OBLIGATIONS (Cost $19,968,194)		19,804,657
Corporate Mortgage Securities – 2.5%
CRFCM 2004-1A A 144A, 5.500%, 4/25/2035	1,521,499	1,500,305
WFMBS 2003-8 A7, 4.500%, 8/25/2018	389,487	327,281

TOTAL CORPORATE MORTGAGE SECURITIES (Cost $1,901,735)		1,827,586
State & Municipal Obligations – 4.5%
City of Cleveland, OH, 4.350%, 12/1/2011 (Insurer: AMBAC)	500,000	491,935
Hudson County, NJ, Improvement Authority, 7.240%, 9/1/2008 (Insurer: AMBAC)	195,000	195,583
Hudson County, NJ, Improvement Authority, 7.290%, 9/1/2009 (Insurer: AMBAC)	175,000	181,557
Kentucky State Property and Buildings Commission, 3.960%, 10/1/2009 (Insurer: MBIA)	300,000	302,082
Los Angeles, CA, Community Redevelopment Agency, 6.600%, 9/1/2020 (Insurer: FSA)	515,000	544,340
North Carolina State University at Raleigh, 6.160%, 10/1/2009	400,000	407,628
Pennsylvania Economic Development Financing Authority, 5.650%, 6/1/2015 (Insurer: FGIC)	380,000	380,901
State of Mississippi, 3.510%, 11/1/2009	500,000	501,910
Yazoo County, MS, 4.200%, 9/1/2008 (Insurer: AMBAC)	225,000	225,203

TOTAL STATE & MUNICIPAL OBLIGATIONS (Cost $3,248,554)		3,231,139
Certificates of Deposit – 3.9%
Appalachian Federal Credit Union, 2.000%, 4/17/2009 (a)	100,000	100,000
Central Bank of Kansas City, 2.900%, 5/30/2009 (a)	100,000	100,000
Citizens Savings Bank & Trust, 2.500%, 6/30/2009 (a)	100,000	100,000
City First Bank of D.C., 4.150%, 2/5/2009 (a)	100,000	100,000
City National Bank of Newark, NJ, 4.400%, 11/12/2008 (a)	100,000	100,000
Community Commerce Bank, 3.300%, 6/1/2009 (a)	100,000	100,000
Communitywide Federal Credit Union, 4.700%, 1/29/2009 (a)	100,000	100,000
Dakotaland Federal Credit Union, 2.720%, 4/22/2009 (a)	100,000	100,000
Southern Bancorp, 2.500%, 6/21/2009 (a)	100,000	100,000
Elk Horn Bank & Trust, 2.200%, 6/20/2009 (a)	100,000	100,000
First Bank of the Delta, N.A., 2.650%, 6/24/2009 (a)	100,000	100,000
First Delta Federal Credit Union, 3.750%, 9/29/2008 (a)	100,000	100,000
Harbor Bank of Maryland, 2.750%, 7/25/2009 (a)	100,000	100,000
Latino Community Credit Union, 3.200%, 6/1/2009 (a)	100,000	100,000
Legacy Bank, 3.900%, 7/26/2009 (a)	100,000	100,000
Liberty Bank and Trust Co., 4.800%, 12/4/2008 (a)	100,000	100,000
Louisville Community Development Bank, 2.250%, 6/25/2009 (a)	100,000	100,000
Mission Community Bank, 3.900%, 12/3/2008 (a)	100,000	100,000
Neighborhood National Bank, 2.450%, 6/1/2009 (a)	100,000	100,000
New Resource Bank , 2.200%, 6/27/2009 (a)	100,000	100,000
Northside Community Federal Credit Union, 3.500%, 6/27/2009 (a)	100,000	100,000
One United Bank, 3.500%, 11/11/2008 (a)	100,000	100,000
Opportunities Credit Union, 1.750%, 7/21/2009 (a)	100,000	100,000

Domini Social Bond Fund / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

	PRINCIPAL	VALUE
	AMOUNT	(NOTE 1)
Certificates of Deposit (Continued)
Santa Cruz Community Credit Union, 2.960%, 3/1/2009 (a)	$100,000	$100,000
Self-Help Credit Union, 4.300%, 12/12/2008 (a)	100,000	100,000
ShoreBank Pacific, 4.200%, 11/6/2008 (a)	100,000	100,000
University National Bank, 2.500%, 7/26/2009 (a)	100,000	100,000
Wainwright Bank and Trust Co., 2.960%, 2/28/2009 (a)	100,000	100,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $2,800,000)		2,800,000
Cash Equivalents – 4.4%
Investment in Repurchase Agreements:
State Street Bank & Trust, dated 07/31/08, 0.90% due 08/01/08, maturity amount $2,837,418 (collateralized by U.S. Government Agency Mortgage Securities, Federal Home Loan Banks, 2.606%, 01/23/09, market value $2,896,346)	2,837,347	2,837,347
Money Market Demand Accounts:
Self-Help Credit Union, 2.230%, 8/1/2008 (a)	236,761	236,761
University National Bank, 0.990%, 8/1/2008 (a)	110,775	110,775

TOTAL CASH EQUIVALENTS (Cost $3,184,883)		3,184,883

Total Investments — 102.7%
(Cost $74,618,898) (b)		74,500,123
Other Liabilities, less assets — (2.7)%		(1,950,403)

Net Assets — 100.0%		$72,549,720

(a)	Securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(b)	The aggregate cost for federal income tax purposes is $74,631,229. The aggregate gross unrealized appreciation is $519,241 and the aggregate gross unrealized depreciation is $650,347, resulting in net unrealized depreciation of $131,106.

AMBAC — American Municipal Bond Assurance Corporation

CMO — Collateralized Mortgage Obligation

FGIC — Financial Guarantee Insurance Company

FSA — Financial Security Assurance Company

MBIA — Municipal Bond Investors Assurance

VR — Variable interest rate. Rate shown is that on July 31, 2008.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI FUNDS

EXPENSE EXAMPLE

As a shareholder of the Domini Funds, you incur two types of costs:

•	Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the fund after holding them less than 30 days

•	Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on February 1, 2008, and held through July 31, 2008.

Actual Expenses

The line of the table captioned “Actual Expenses” below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

•	Divide your account value by $1,000.

•	Multiply your result in step 1 by the number in the first line under the heading “Expenses Paid During Period” in the table.

•	The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses
		Beginning	Ending	Paid During
		Account	Account	Period
		Value as of	Value as of	02/01/2008—
Fund Name	Expenses	02/01/2008	07/31/2008	07/31/2008
Domini Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$962.21	$5.61[1]

	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.14	$5.77[1]

Domini Social Equity Fund Class R Shares	Actual Expenses	$1,000.00	$963.36	$4.15[1]

	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.64	$4.27[1]

Domini European Social Equity Fund	Actual Expenses	$1,000.00	$937.33	$7.71[2]

	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,016.91	$8.02[2]

Domini PacAsia Social Equity Fund	Actual Expenses	$1,000.00	$920.63	$7.64[3]

	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,016.91	$8.02[3]

Domini European PacAsia Social Equity Fund	Actual Expenses	$1,000.00	$931.82	$7.69[4]

	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,016.91	$8.02[4]

Domini Social Bond Fund	Actual Expenses	$1,000.00	$990.09	$4.70[5]

	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.14	$4.77[5]

[1]	Expenses are equal to the Fund’s annualized expense ratio of 1.15% for Investor shares, or 0.85% for Class R shares, multiplied by average account value over the period, multiplied by 182, and divided by 366. The example reflects the aggregate expenses of the Fund and the Domini Social Equity Trust, the underlying portfolio in which the Fund invests.

[2]	Expenses are equal to the Fund’s annualized expense ratio of 1.60%, multiplied by average account value over the period, multiplied by 182, and divided by 366. The example reflects the aggregate expenses of the Fund and the Domini European Social Equity Trust, the underlying portfolio in which the Fund invests.

[3]	Expenses are equal to the Fund’s annualized expense ratio of 1.60%, multiplied by average account value over the period, multiplied by 182, and divided by 366. The example reflects the aggregate expenses of the Fund and the Domini PacAsia Social Equity Trust, the underlying portfolio in which the Fund invests.

[4]	Expenses are equal to the Fund’s annualized expense ratio of 1.60%, multiplied by average account value over the period, multiplied by 182, and divided by 366. The example reflects the aggregate expenses of the Fund and the Domini European PacAsia Social Equity Trust, the underlying portfolio in which the Fund invests.

[5]	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by average account value over the period, multiplied by 182, and divided by 366.

50      Domini Funds — Expense Example

FINANCIAL STATEMENTS

Domini Social Equity Trust
Domini European Social Equity Trust
Domini PacAsia Social Equity Trust
Domini European PacAsia Social Equity Trust

STATEMENTS OF ASSETS AND LIABILITIES

JULY 31, 2008

ASSETS:
Investments at cost

Investments at value
Foreign currency, at value (cost $0, $0, $59,522 and $1,884, respectively)
Receivable for securities sold
Dividend, interest and tax reclaim receivables

Total assets

LIABILITIES:
Payable for securities purchased
Management fee payable
Other accrued expenses

Total liabilities
NET ASSETS APPLICABLE TO INVESTORS’ BENEFICIAL INTERESTS

Domini Social	Domini European	Domini PacAsia	Domini European PacAsia
Equity Trust	Social Equity Trust	Social Equity Trust	Social Equity Trust

$938,941,841	$105,904,277	$31,291,079	$24,760,599

$960,432,757	$96,466,436	$28,370,529	$22,672,316
—	—	59,003	1,866
—	1,286,194	112,712	33,331
1,693,644	617,904	98,667	78,529

962,126,401	98,370,534	28,640,911	22,786,042

—	413,348	200,704	212,442
242,851	62,447	18,134	14,081
98,493	125,199	5,994	763

341,344	600,994	224,832	227,286

$961,785,057	$97,769,540	$28,416,079	$22,558,756

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Trust
Domini European Social Equity Trust
Domini PacAsia Social Equity Trust
Domini European PacAsia Social Equity Trust

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2008

INVESTMENT INCOME:
Dividends (net of foreign taxes of $100,703, $468,070, $77,852 and $63,795, respectively)
Interest Income

Investment Income
EXPENSES:
Management fee
Custody fees
Professional fees
Trustees fees
Miscellaneous
Shareholder communications
Total expenses
Fees waived and expenses reimbursed
Net expenses
NET INVESTMENT INCOME (LOSS)
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS) FROM:
Investments
Foreign currency

Net realized gain (loss)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments
Translation of assets and liabilities in foreign currencies
Net change in unrealized appreciation (depreciation)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS

Domini Social	Domini European	Domini PacAsia	Domini European PacAsia
Equity Trust	Social Equity Trust	Social Equity Trust	Social Equity Trust

$22,716,598	$5,907,227	$881,583	$782,552
134,030	19,324	7,745	5,670

22,850,628	5,926,551	889,328	788,222

3,419,090	887,383	227,068	135,203
197,209	164,472	165,251	154,677
61,255	43,595	41,779	38,079
53,128	5,394	1,339	807
36,977	33,167	2,351	391
24,956	17,013	14,481	14,414

3,792,615	1,151,024	452,269	343,571
(34,734)	—	(199,434)	(203,141)

3,757,881	1,151,024	252,835	140,430

19,092,747	4,775,527	636,493	647,792

(59,435,388)	(8,367,255)	(1,540,218)	(2,048,618)
3,233	(10,103)	(83,824)	(71,149)

(59,432,155)	(8,377,358)	(1,624,042)	(2,119,767)

(88,406,291)	(19,869,294)	(4,034,354)	(1,775,820)
—	27,282	(1,684)	1,611

(88,406,291)	(19,842,012)	(4,036,038)	(1,774,209)

(147,838,446)	(28,219,370)	(5,660,080)	(3,893,976)

$(128,745,699)	$(23,443,843)	$(5,023,587)	$(3,246,184)

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Trust
Domini European Social Equity Trust
Domini PacAsia Social Equity Trust
Domini European PacAsia Social Equity Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Domini Social Equity Trust
	YEAR ENDED	YEAR ENDED
	JULY 31, 2008	JULY 31, 2007
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$19,092,747	$20,214,279
Net realized gain (loss)	(59,432,155)	363,584,469
Net change in unrealized appreciation (depreciation)	(88,406,291)	(171,583,725)

Net Increase (Decrease) in Net Assets Resulting from Operations	(128,745,699)	212,215,023

TRANSACTIONS IN INVESTORS’ BENEFICIAL INTEREST:
Additions	134,262,000	149,773,706
Reductions	(339,801,806)	(473,539,053)

Net Increase (Decrease) in Net Assets from Transactions in Investors’ Beneficial Interests	(205,539,806)	(323,765,347)

Total (Decrease) Increase in Net Assets	(334,285,505)	(111,550,324)
NET ASSETS:
Beginning of period	1,296,070,562	1,407,620,886

End of period	$961,785,057	$1,296,070,562

		Domini PacAsia		Domini European PacAsia
Domini European Social Equity Trust		Social Equity Trust		Social Equity Trust

			FOR THE PERIOD		FOR THE PERIOD
			DECEMBER 27, 2006		DECEMBER 27, 2006
			(COMMENCEMENT		(COMMENCEMENT
			OF OPERATIONS)		OF OPERATIONS)
YEAR ENDED	YEAR ENDED	YEAR ENDED	THROUGH	YEAR ENDED	THROUGH
JULY 31, 2008	JULY 31, 2007	JULY 31, 2008	JULY 31, 2007	JULY 31, 2008	JULY 31, 2007

$4,775,527	$3,975,309	$636,493	$147,548	$647,792	$232,992
(8,377,358)	10,025,162	(1,624,042)	69,376	(2,119,767)	59,488
(19,842,012)	6,760,180	(4,036,038)	1,114,179	(1,774,209)	(312,841)

(23,443,843)	20,760,651	(5,023,587)	1,331,103	(3,246,184)	(20,361)

21,499,029	78,695,157	11,393,853	26,495,325	14,940,286	14,712,073
(33,788,739)	(21,885,599)	(4,960,436)	(820,179)	(3,200,258)	(626,800)

(12,289,710)	56,809,558	6,433,417	25,675,146	11,740,028	14,085,273

(35,733,553)	77,570,209	1,409,830	27,006,249	8,493,844	14,064,912

133,503,093	55,932,884	27,006,249	—	14,064,912	—

$97,769,540	$133,503,093	$28,416,079	$27,006,249	$22,558,756	$14,064,912

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

 Domini Social Equity Trust

	YEAR ENDED JULY 31,
	2008	2007	2006	2005	2004

Net assets (in millions)	$962	$1,296	$1,408	$1,612	$1,527
Total return	−11.11%	16.00%	1.46%	11.48%	12.01%
Ratio of net investment income (loss) to average net assets (annualized)	1.68%	1.44%	1.48%	1.92%	1.25%
Ratio of expenses to average net assets (annualized)	0.33%(1)	0.30%(1)(2)	0.22%(2)	0.23%(2)	0.24%(2)
Portfolio turnover rate	70%	126%	12%	9%	8%

(1)	Reflects an expense reimbursement and fee waiver by the Manager of 0.00% and 0.01% for the years ended July 31, 2008 and 2007, respectively. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.33% and 0.31% for the years ended July 31, 2008 and 2007, respectively.

(2)	Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratios would have been 0.29%, 0.21%, 0.22%, and 0.24%, for the years ended July 31, 2007, 2006, 2005, and 2004, respectively.

 Domini European Social Equity Trust

			FOR THE PERIOD
			OCTOBER 3, 2005
			(COMMENCEMENT
			OF OPERATIONS)
	YEAR ENDED	YEAR ENDED	THROUGH
	JULY 31, 2008	JULY 31, 2007	JULY 31, 2006

Net assets (in millions)	$98	$134	$56
Total return	−18.20%	27.45%	25.96%*
Ratio of net investment income to average net assets (annualized)	4.04%	3.75%	3.92%
Ratio of expenses to average net assets (annualized)	0.97%	0.88%(1)(2)	0.88%(1)(2)
Portfolio turnover rate	92%	88%	69%*

*	Not annualized.

(1)	Reflects an expense reimbursement and fee waiver by the Manager of 0.07% for the year ended July 31, 2007, and 0.47% for the period ended July 31, 2006. Had the Manager not waived its fee, the ratio of expenses to average net assets would have been 0.96% for the year ended July 31, 2007, and 1.35% for the period ended July 31, 2006.

(2)	Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratios would have been 0.83% for the year ended July 31, 2007, and 0.77% for the period ended July 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

 Domini PacAsia Social Equity Trust

		FOR THE PERIOD
		DECEMBER 27, 2006
		(COMMENCEMENT
		OF OPERATIONS)
	YEAR ENDED	THROUGH
	JULY 31, 2008	JULY 31, 2007

Net assets (in millions)	$28	$27
Total return	−15.06%	7.14%*
Ratio of net investment income to average net assets (annualized)	2.10%	1.30%
Ratio of expenses to average net assets (annualized)	0.84%(1)	0.89%(1)(2)
Portfolio turnover rate	98%	41%*

*	Not annualized

(1)	Reflects an expense reimbursement and fee waiver of 0.66% for the year ended July 31, 2008, and 1.19% for the period ended July 31, 2007. Had the Manager not waived its fee, the ratio of expenses to average net assets would have been 1.50% for the year ended July 31, 2008, and 2.08% for the period ended July 31, 2007.

(2)	Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratio would have been 0.77% for the period ended July 31, 2007.

 Domini European PacAsia Social Equity Trust

		FOR THE PERIOD
		DECEMBER 27, 2006
		(COMMENCEMENT
		OF OPERATIONS)
	YEAR ENDED	THROUGH
	JULY 31, 2008	JULY 31, 2007

Net assets (in millions)	$23	$14
Total return	−15.78%	4.38%*
Ratio of net investment income to average net assets (annualized)	3.59%	4.82%
Ratio of expenses to average net assets (annualized)	0.78%(1)	0.86%(1)(2)
Portfolio turnover rate	91%	46%*

*	Not annualized.

(1)	Reflects an expense reimbursement and fee waiver by the Manager of 1.13% for the year ended July 31, 2008, and 1.96% for the period ended July 31, 2007. Had the Manager not waived its fee, the ratio of expenses to average net assets would have been 1.91% for the year ended July 31, 2008, and 3.82% for the period ended July 31, 2007.

(2)	Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratio would have been 0.77% for the period ended July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Trust
Domini European Social Equity Trust
Domini PacAsia Social Equity Trust
Domini European PacAsia Social Equity Trust

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Trust was organized as a trust under the laws of the State of New York on June 7, 1989, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Domini Social Trust consists of four separate series: Domini Social Equity Trust, Domini European Social Equity Trust, Domini PacAsia Social Equity Trust, and Domini European PacAsia Social Equity Trust (formerly Domini EuroPacific Social Equity Trust) (each a “Trust” and collectively the “Trusts”). The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Trusts. Each Trust seeks to provide its shareholders with long-term total return.

The Domini Social Equity Trust was designated as a series of the Domini Social Trust on June 7, 1989, and began investment operations on June 3, 1991. The Trust invests primarily in stocks of U.S. companies that meet Domini’s social and environmental standards.

The Domini European Social Equity Trust was designated as a series of the Domini Social Trust on August 1, 2005, and commenced investment operations on October 3, 2005. The Trust invests primarily in stocks of European companies that meet Domini’s social and environmental standards.

The Domini PacAsia Social Equity Trust was designated as a series of the Domini Social Trust on August 1, 2006, and commenced investment operations on December 27, 2006. The Trust invests primarily in stocks of Asia-Pacific companies that meet Domini’s social and environmental standards.

The Domini European PacAsia Social Equity Trust (formerly Domini EuroPacific Social Equity Trust) was designated as a series of the Domini Social Trust on August 1, 2006, and commenced investment operations on December 27, 2006. The Trust invests primarily in stocks of European and Asia-Pacific companies that meet Domini’s social and environmental standards.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Trusts’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Trusts’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

(B) Repurchase Agreements. The Trusts may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Trusts require that collateral, represented by securities (primarily U.S. government agency securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable each Trust to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar

Notes to Financial Statements      61

equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

The Trusts do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(D) Foreign Currency Contracts. When the Trusts purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date.

(E) Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Trusts.

(F) Federal Taxes. The Trusts will be treated as partnerships for U.S. federal income tax purposes and are therefore not subject to U.S. federal income tax. As such, investors in the Trusts will be taxed on their share of the applicable Trust’s ordinary income and capital gains. It is intended that the Trusts will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

62      Notes to Financial Statements

2.	TRANSACTIONS WITH AFFILIATES

(A) Manager. Domini Social Investments LLC (Domini) is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Trusts. For its services under the Management Agreements, Domini receives from each Trust a fee accrued daily and paid monthly at the annual rate below of the respective Trusts’ average daily net assets before any fee waivers:

Domini Social Equity Trust	0.20% of the first $2 billion of net assets managed,
(prior to November 30, 2006)	0.19% of the next $500 million of net assets managed, and
0.18% of net assets managed in excess of $2.5 billion
Domini Social Equity Trust	0.30% of the first $2 billion of net assets managed,
(effective November 30, 2006)	0.29% of the next $1 billion of net assets managed, and
0.28% of net assets managed in excess of $3 billion
Domini European Social Equity Trust,	0.75% of the first $250 million of net assets managed,
Domini PacAsia Social Equity Trust, and	0.70% of the next $250 million of net assets managed, and
Domini European PacAsia Social Equity Trust	0.65% of net assets managed in excess of $500 million

For the year ended July 31, 2008, Domini voluntarily waived fees and reimbursed expenses as follows:

	FEES	EXPENSES
	WAIVED	REIMBURSED

Domini Social Equity Trust	—	$34,734
Domini European Social Equity Trust	—	—
Domini PacAsia Social Equity Trust	—	199,434
Domini European PacAsia Social Equity Trust	—	203,141

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Trusts on a day-to-day basis pursuant to Submanagement Agreements with Domini. Domini pays Wellington from its management fees. Prior to November 30, 2006, SSgA Funds Management, Inc. provided these services to Domini Social Equity Trust.

3.	INVESTMENT TRANSACTIONS

For the year ended July 31, 2008, cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, were as follows:

	PURCHASES	SALES

Domini Social Equity Trust	$791,141,766	$978,286,818
Domini European Social Equity Trust	109,158,465	116,563,404
Domini PacAsia Social Equity Trust	36,303,390	29,349,359
Domini European PacAsia Social Equity Trust	28,492,554	16,285,583

Notes to Financial Statements      63

4.	OTHER ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 was required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. FIN 48 does not have a material effect on the Funds’ financial statements. As of July 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts and New York State.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of July 31, 2008, management of the Fund is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

In March 2008, the Financial Accounting Standards Board (“FASB”) issued State of Financial Accounting Standards (“SFAS”) No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Funds use derivative instruments, how these activities are accounted for, and their effect on the Funds’ financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for

64      Notes to Financial Statements

fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Funds’ financial statements and related disclosures.

Notes to Financial Statements      65

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Domini Social Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Domini Social Equity Trust, Domini European Social Equity Trust, Domini PacAsia Social Equity Trust, and Domini European PacAsia Social Equity Trust (formerly Domini EuroPacific Social Equity Trust) (collectively the “Trusts”), each a series of Domini Social Trust, as of July 31, 2008, and the related statements of operations for the year or period then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Trusts as of July 31, 2008, the results of their operations for the year or period then ended, and the changes in their net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 23, 2008

THIS PAGE INTENTIONALLY LEFT BLANK

Domini Social Equity Fund
Domini European Social Equity Fund
Domini PacAsia Social Equity Fund
Domini European PacAsia Social Equity Fund

STATEMENTS OF ASSETS AND LIABILITIES

JULY 31, 2008

ASSETS:
Investment in Portfolio, at value
Receivable for capital shares

Total assets

LIABILITIES:
Payable for capital shares
Sponsorship/Management fee payable
Other accrued expenses

Total liabilities

NET ASSETS

NET ASSETS CONSIST OF:
Paid-in capital
Undistributed net investment income (loss)
Accumulated net realized gain (loss) from Portfolio
Net unrealized appreciation (depreciation) from Portfolio

NET ASSETS

NET ASSET VALUE PER SHARE
Investor shares:
Net assets

Outstanding shares of beneficial interest

Net asset value and offering price per share*

Class R shares:
Net assets

Outstanding shares of beneficial interest

Net asset value and offering price per share*

*	Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

Domini Social	Domini European	Domini PacAsia	Domini European PacAsia
Equity Fund	Social Equity Fund	Social Equity Fund	Social Equity Fund

$829,099,093	$93,832,731	$27,418,719	$21,556,053
177,690	23,256	2,250	89,341

829,276,783	93,855,987	27,420,969	21,645,394

1,116,791	36,690	23,196	2,115
313,984	19,940	5,825	4,488
241,718	65,620	22,496	10,373

1,672,493	122,250	51,517	16,976

$827,604,290	$93,733,737	$27,369,452	$21,628,418

$868,889,169	$112,526,485	$31,910,760	$25,612,094
916,218	—	40,927	(19,634)
(112,539,151)	(9,768,902)	(1,775,009)	(1,994,731)
70,338,054	(9,023,846)	(2,807,226)	(1,969,311)

$827,604,290	$93,733,737	$27,369,452	$21,628,418

$775,469,521	$93,733,737	$27,369,452	$21,628,418

27,505,454	8,837,752	3,116,095	2,609,965

$28.19	$10.61	$8.78	$8.29

$52,134,769

5,564,646

$9.37

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Fund
Domini European Social Equity Fund
Domini PacAsia Social Equity Fund
Domini European PacAsia Social Equity Fund

STATEMENTS OF OPERATIONS

INCOME:
Investment income from Portfolio (net of foreign taxes $85,944, $448,039, $75,012, and $60,288, respectively)
Expenses from Portfolio

Net investment income (loss) from Portfolio

EXPENSES:
Sponsor/Management fee
Distribution fees — Investor shares
Transfer agent fees
Shareholder communications
Miscellaneous
Professional fees
Registration fees
Trustees fees
Accounting fees

Total expenses
Fees waived and expenses reimbursed

Net expenses

NET INVESTMENT INCOME (LOSS)

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:

NET REALIZED GAIN (LOSS) FROM PORTFOLIO:
Investments
Foreign Currency

Net realized gain (loss)

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM PORTFOLIO:
Investments
Translation of assets and liabilities in foreign currencies

Net change in unrealized appreciation (depreciation)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS

Domini Social	Domini European	Domini PacAsia	Domini European PacAsia
Equity Fund	Social Equity Fund	Social Equity Fund	Social Equity Fund

FOR THE	FOR THE	FOR THE	FOR THE
YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
JULY 31, 2008	JULY 31, 2008	JULY 31, 2008	JULY 31, 2008

$19,699,549	$5,672,064	$857,262	$745,564
(3,237,886)	(1,101,878)	(243,615)	(132,971)

16,461,663	4,570,186	613,647	612,593

4,413,510	282,780	72,900	42,727
2,311,810	282,780	72,900	42,727
1,655,914	260,782	61,547	56,088
111,938	21,088	8,486	8,151
66,410	10,738	3,444	2,529
43,797	26,323	25,495	25,344
45,891	28,485	25,974	27,193
44,375	5,162	1,287	736
20,506	13,635	13,888	13,780

8,714,151	931,773	285,921	219,275
(827,830)	(220,834)	(62,953)	(79,317)

7,886,321	710,939	222,968	139,958

8,575,342	3,859,247	390,679	472,635

(51,374,126)	(8,016,167)	(1,487,047)	(1,943,674)
2,787	(9,637)	(80,791)	(67,445)

(51,371,339)	(8,025,804)	(1,567,838)	(2,011,119)

(76,607,356)	(19,026,650)	(3,880,745)	(1,682,219)
—	26,087	(1,606)	1,567

(76,607,356)	(19,000,563)	(3,882,351)	(1,680,652)

(127,978,695)	(27,026,367)	(5,450,189)	(3,691,771)

$(119,403,353)	$(23,167,120)	$(5,059,510)	$(3,219,136)

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Fund
Domini European Social Equity Fund
Domini PacAsia Social Equity Fund
Domini European PacAsia Social Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Domini Social Equity Fund
	YEAR ENDED	YEAR ENDED
	JULY 31, 2008	JULY 31, 2007

INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$8,575,342	$7,883,179
Net realized gain (loss) from Portfolio	(51,371,339)	311,713,708
Net change in unrealized appreciation (depreciation) from Portfolio	(76,607,356)	(153,726,679)

Net Increase (Decrease) in Net Assets Resulting from Operations	(119,403,353)	165,870,208

DISTRIBUTIONS AND/OR DIVIDENDS:
Dividends to shareholders from net investment income:
Investor shares	(6,060,756)	(7,476,620)
Class R shares	(2,286,155)	(555,388)
Distributions to shareholders from net realized gain:
Investor shares	(52,928,942)	—
Class R shares	(8,221,225)	—
Tax return of capital distribution	—	—

Net Decrease in Net Assets from Distributions and/or Dividends	(69,497,078)	(8,032,008)

CAPITAL SHARE TRANSACTIONS:
Investor Shares:
Proceeds from sale of shares	80,700,602	106,056,177
Net asset value of shares issued in reinvestment of distributions and dividends	57,313,585	7,147,865
Redemption fees	40,794	31,677
Payments for shares redeemed	(256,906,770)	(291,821,985)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(118,851,789)	$(178,586,266)

Domini European		Domini PacAsia		Domini European PacAsia
Social Equity Fund		Social Equity Fund		Social Equity Fund

			FOR THE PERIOD		FOR THE PERIOD
			DECEMBER 27, 2006		DECEMBER 27, 2006
			(COMMENCEMENT		(COMMENCEMENT
			OF OPERATIONS)		OF OPERATIONS)
YEAR ENDED	YEAR ENDED	YEAR ENDED	THROUGH	YEAR ENDED	THROUGH
JULY 31, 2008	JULY 31, 2007	JULY 31, 2008	JULY 31, 2007	JULY 31, 2008	JULY 31, 2007

$3,859,247	$3,043,293	$390,679	$52,984	$472,635	$181,760
(8,025,804)	9,508,539	(1,567,838)	65,487	(2,011,119)	56,020

(19,000,563)	6,310,075	(3,882,351)	1,075,125	(1,680,652)	(288,659)

(23,167,120)	18,861,907	(5,059,510)	1,193,596	(3,219,136)	(50,879)

(3,901,561)	(2,909,050)	(351,538)	(35,830)	(475,269)	(147,250)
—	—	—	—	—	—

(10,897,064)	(1,977,345)	(288,026)	—	(91,142)	—
—	—	—	—	—	—
(450,755)	—	—	—	—	—

(15,249,380)	(4,886,395)	(639,564)	(35,830)	(566,411)	(147,250)

19,547,037	69,480,419	10,894,798	25,605,680	14,396,289	13,726,761

12,773,572	3,616,408	432,773	13,705	535,338	138,361
—	27,559	103	617	831	274
(28,018,394)	(14,675,818)	(4,321,976)	(714,940)	(2,857,794)	(327,966)

$4,302,215	$58,448,568	$7,005,698	$24,905,062	$12,074,664	$13,537,430

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Domini Social Equity Fund
	YEAR ENDED	YEAR ENDED
	JULY 31, 2008	JULY 31, 2007

Class R Shares:
Proceeds from sale of shares	$13,102,646	$24,434,667
Net asset value of shares issued in reinvestment of distributions and dividends	10,498,392	555,264
Redemption fees	3,621	3,732
Payments for shares redeemed	(12,269,367)	(17,577,846)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	11,335,292	7,415,817

Total Increase (Decrease) in Capital Share Transactions	(107,516,497)	(171,170,449)

Total Increase (Decrease) in Net Assets	(296,416,928)	(13,332,249)

NET ASSETS:
Beginning of period	1,124,021,218	1,137,353,467

End of period	$827,604,290	$1,124,021,218

Undistributed net investment income (loss)	$916,218	$706,814

CAPITAL SHARE TRANSACTIONS IN SHARES:
Investor Shares:
Sold	2,547,779	3,151,547
Issued in reinvestment of distributions and/or dividends	1,783,318	208,566
Redeemed	(8,182,129)	(8,747,440)

Net Increase (Decrease)	(3,851,032)	(5,387,327)

Class R Shares:
Sold	1,199,994	1,859,669
Issued in reinvestment of distributions and/or dividends	970,913	42,312
Redeemed	(1,109,185)	(1,386,593)

Net Increase (Decrease)	1,061,722	515,388

Domini European		Domini PacAsia		Domini European PacAsia
Social Equity Fund		Social Equity Fund		Social Equity Fund

			FOR THE PERIOD		FOR THE PERIOD
			DECEMBER 27, 2006		DECEMBER 27, 2006
			(COMMENCEMENT		(COMMENCEMENT
			OF OPERATIONS)		OF OPERATIONS)
YEAR ENDED	YEAR ENDED	YEAR ENDED	THROUGH	YEAR ENDED	THROUGH
JULY 31, 2008	JULY 31, 2007	JULY 31, 2008	JULY 31, 2007	JULY 31, 2008	JULY 31, 2007

$—	$—	$—	$—	$—	$—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

4,302,215	58,448,568	7,005,698	24,905,062	12,074,664	13,537,430

(34,114,285)	72,424,080	1,306,624	26,062,828	8,289,117	13,339,301

127,848,022	55,423,942	26,062,828	—	13,339,301	—

$93,733,737	$127,848,022	$27,369,452	$26,062,828	$21,628,418	$13,339,301

$—	$50,000	$40,927	$(40,150)	$(19,634)	$8,060

1,491,479	4,809,600	1,066,817	2,515,380	1,561,328	1,318,624
977,126	245,492	40,463	1,309	56,597	13,202
(2,215,650)	(976,912)	(440,052)	(67,822)	(309,075)	(30,711)

252,955	4,078,180	667,228	2,448,867	1,308,850	1,301,115

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Fund — Investor Shares

FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,
	2008	2007	2006	2005	2004

For a share outstanding for the period:
Net asset value, beginning of period	$34.00	$29.73	$29.74	$27.18	$24.55

Income from investment operations:
Net investment income (loss)	0.29	0.23	0.23	0.34	0.15
Net realized and unrealized gain (loss) on investments	(4.08)	4.26	(0.02)	2.56	2.61

Total income from investment operations	(3.79)	4.49	0.21	2.90	2.76

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.22)	(0.22)	(0.22)	(0.34)	(0.13)
Distributions to shareholders from net realized gain	(1.80)	—	—	—	—

Total distributions	(2.02)	(0.22)	(0.22)	(0.34)	(0.13)

Redemption fee proceeds	—*	—*	—*	—*	—*

Net asset value, end of period	$28.19	$34.00	$29.73	$29.74	$27.18

Total return	−11.84%	15.11%	0.72%	10.68%	11.24%
Portfolio turnover†	70%	126%	12%	9%	8%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$775	$1,066	$1,092	$1,271	$1,261
Ratio of expenses to average net assets	1.15% (1)	1.08% (1)	0.95% (1)	0.95% (1)	0.94% (1)
Ratio of net investment income (loss) to average net assets	0.86%	0.66%	0.74%	1.20%	0.55%

*	Amount represents less than 0.005 per share.

†	For the Portfolio in which the Fund invests.

(1)	Reflects a waiver of fees by the Manager of the Portfolio, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 1.24%, 1.23%, 1.14%, 1.13%, and 1.16%, for the years ended July 31, 2008, 2007, 2006, 2005, and 2004, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Fund — Class R Shares

FINANCIAL HIGHLIGHTS

								FOR THE PERIOD
								NOVEMBER 28, 2003
								(COMMENCEMENT
								OF OPERATIONS)
	YEAR ENDED JULY 31,							THROUGH
	2008	2007		2006		2005		JULY 31, 2004

For a share outstanding for the period:
Net asset value, beginning of period	$12.85	$11.25		$11.25		$10.28		$10.00

Income from investment operations:
Net investment income (loss)	0.17	0.12		0.11		0.15		0.07
Net realized and unrealized gain (loss) on investments	(1.40)	1.62		0.01		0.98		0.35

Total income from investment operations	(1.23)	1.74		0.12		1.13		0.42

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.45)	(0.14)		(0.12)		(0.16)		(0.14)
Distributions to shareholders from net realized gain	(1.80)	—		—		—		—

Total distributions	(2.25)	(0.14)		(0.12)		(0.16)		(0.14)

Redemption fee proceeds	— *	—	*	—	*	—	*	—	*

Net asset value, end of period	$9.37	$12.85		$11.25		$11.25		$10.28

Total return	−11.52%	15.43%		1.04%		11.04%		4.14%**
Portfolio turnover†	70%	126%		12%		9%		8%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$52	$58		$45		$60		$34
Ratio of expenses to average net assets	0.85% (1)	0.78%	(1)	0.63%	(1)	0.62%	(1)	0.63%	(1)
Ratio of net investment income (loss) to average net assets	1.13%	0.89%		1.07%		1.35%		0.79%

*	Amount represents less than 0.005 per share.

**	Not annualized.

†	For the Portfolio in which the Fund invests.

(1)	Reflects a waiver of fees by the Manager of the Portfolio and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 0.85%, 0.89%, 0.78%, 0.74%, and 0.86% for the years ended July 31, 2008, 2007, 2006, 2005, and 2004, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

Domini European Social Equity Fund

FINANCIAL HIGHLIGHTS

				FOR THE PERIOD
				OCTOBER 3, 2005
				(COMMENCEMENT
				OF OPERATIONS)
	YEAR ENDED		YEAR ENDED	THROUGH
	JULY 31, 2008		JULY 31, 2007	JULY 31, 2006

For a share outstanding for the period:
Net asset value, beginning of period	$14.89		$12.30	$10.00

Income from investment operations:
Net investment income (loss)	0.44		0.36	0.19
Net realized and unrealized gain (loss) on investments	(2.94)		2.88	2.31

Total income from investment operations	(2.50)		3.24	2.50

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.45)		(0.34)	(0.20)
Distributions to shareholders from net realized gain	(1.28)		(0.31)	—
Tax return of capital	(0.05	)ˆ	—	—

Total distributions	(1.78)		(0.65)	(0.20)

Redemption fee proceeds	—		— *	—	*

Net asset value, end of period	$10.61		$14.89	$12.30

Total return	−18.76%		26.49%	25.11%	**
Portfolio turnover†	92%		88%	69%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$94		$128	$55
Ratio of expenses to average net assets	1.60%	(1)	1.60% (1)	1.59%	(1)
Ratio of net investment income (loss) to average net assets	3.41%		3.02%	3.11%

*	Amount represents less than 0.005 per share.

**	Not annualized.

ˆ	Based on average shares outstanding.

†	For the Portfolio in which the Fund invests.

(1)	Reflects a waiver of fees by the Manager of the Portfolio and the Manager and Distributor of the Fund. Had the Manager and the Distributor not waived their fees and reimbursed expenses, the ratio of expenses to average net assets would have been 1.80% and 1.79% for the years ended July 31, 2008 and 2007, respectively, and 1.87% for the period ended July 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS

Domini PacAsia Social Equity Fund

FINANCIAL HIGHLIGHTS

		FOR THE PERIOD
		DECEMBER 27, 2006
		(COMMENCEMENT
		OF OPERATIONS)
	YEAR ENDED	THROUGH
	JULY 31, 2008	JULY 31, 2007

For a share outstanding for the period:
Net asset value, beginning of period	$10.64	$10.00

Income from investment operations:
Net investment income (loss)	0.14	0.02
Net realized and unrealized gain (loss) on investments	(1.77)	0.64

Total income from investment operations	(1.63)	0.66

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.13)	(0.02)
Distributions to shareholders from net realized gain	(0.10)	—

Total distributions	(0.23)	(0.02)

Redemption fee proceeds	— *	—	*

Net asset value, end of period	$8.78	$10.64

Total return	−15.72%	6.56	%**
Portfolio turnover†	98%	41%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$27	$26
Ratio of expenses to average net assets	1.60% (1)	1.59%	(1)
Ratio of net investment income (loss) to average net assets	1.34%	0.48%

*	Amount represents less than 0.005 per share.

**	Not annualized.

†	For the Portfolio in which the Fund invests.

(1)	Reflects a waiver of fees by the Manager of the Portfolio and the Manager and Distributor of the Fund. Had the Manager and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 2.48% for the year ended July 31, 2008 and 3.22% for the period ended July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS

Domini European PacAsia Social Equity Fund

FINANCIAL HIGHLIGHTS

		FOR THE PERIOD
		DECEMBER 27, 2006
		(COMMENCEMENT
		OF OPERATIONS)
	YEAR ENDED	THROUGH
	JULY 31, 2008	JULY 31, 2007

For a share outstanding for the period:
Net asset value, beginning of period	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.25	0.16
Net realized and unrealized gain (loss) on investments	(1.90)	0.22

Total income from investment operations	(1.65)	0.38

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.25)	(0.13)
Distributions to shareholders from net realized gain	(0.06)	—

Total distributions	(0.31)	(0.13)

Redemption fee proceeds	— *	—	*

Net asset value, end of period	$8.29	$10.25

Total return	−16.48%	3.82%	**
Portfolio turnover†	91%	46%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$22	$13
Ratio of expenses to average net assets	1.60% (1)	1.58%	(1)
Ratio of net investment income (loss) to average net assets	2.77%	3.96%

*	Amount represents less than 0.005 per share.

**	Not annualized.

†	For the Portfolio in which the Fund invests.

(1)	Reflects a waiver of fees by the Manager of the Portfolio and the Manager and Distributor of the Fund. Had the Manager and the Distributor not waived their fees and reimbursed expenses the ratio of expenses to average net assets would have been 3.19% for the year ended July 31, 2008 and 5.87% for the period ended July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Fund
Domini European Social Equity Fund
Domini PacAsia Social Equity Fund
Domini European PacAsia Social Equity Fund

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Investment Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Social Investment Trust comprises five separate series: Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, Domini European PacAsia Social Equity Fund, and Domini Social Bond Fund (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Social Bond Fund are included elsewhere in this report. Each Fund invests substantially all of its assets in the Domini Social Equity Trust, Domini European Social Equity Trust, Domini PacAsia Social Equity Trust, and Domini European PacAsia Social Equity Trust, respectively (the “Trusts”). The Trusts are diversified, open-end management investment companies having the same investment objectives as the respective Funds. The Trusts are each a series of Domini Social Trust. The Domini Social Equity Fund offers Investor shares and Class R shares. Both share classes are sold at their offering price, which is net asset value. Class R shares are generally available only to certain eligible retirement plans and endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s Distributor. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Class R shares are not subject to distribution and service fees. The values of such investments reflect the Funds’ proportionate interest in the net assets of the Trusts (approximately 86.2% of Domini Social Equity Trust, 96.0% of Domini European Social Equity Trust, 96.5% of Domini PacAsia Social Equity Trust, and 95.6% of Domini European PacAsia Social Equity Trust, respectively, at July 31, 2008). The financial statements of the Trusts are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Valuation of securities by the Trusts is discussed in Note 1 of the Trusts’ Notes to Financial Statements, which are included elsewhere in this report.

(B) Investment Income and Dividends to Shareholders. The Funds earn income daily, net of Trust expenses, on their investments in the Trusts. Dividends to shareholders are usually declared and paid semi-annually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(C) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(D) Other. All net investment income and realized and unrealized gains and losses of the Trusts are allocated pro rata on a daily basis among the Funds and the other investors in the Trusts. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. The Trusts have retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by and fees paid to Domini under the Management Agreements are discussed in Note 2(A) of the Trusts’ Notes to Financial Statements, which are included elsewhere in this Report.

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Trusts on a day-to-day basis pursuant to Submanagement Agreements with Domini.

82      Notes to Financial Statements

Prior to November 30, 2006, SSgA Funds Management, Inc. was the submanager for the Domini Social Equity Trust.

(C) Sponsor/Manager. Pursuant to a Sponsorship Agreement (with respect to the Domini Social Equity Fund) and a Management Agreement (with respect to the Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini European PacAsia Social Equity Fund), Domini provides the Funds with the administrative personnel and services necessary to operate the Funds. In addition to general administrative services and facilities for the Funds similar to those provided by Domini to the Trusts under the Management Agreements, Domini answers questions from the general public and the media regarding the securities holdings of the Trusts. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Funds at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.45% of the first $2 billion of net assets managed,
0.44% of the next $1 billion of net assets managed, and
0.43% of net assets managed in excess of $3 billion
Domini European Social Equity Fund	0.25% of the first $250 million of net assets managed,
Domini PacAsia Social Equity Fund, and	0.24% of the next $250 million of net assets managed, and
Domini European PacAsia Social Equity Fund	0.23% of net assets managed in excess of $500 million

Effective November 30, 2007, Domini has reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses of the Domini Social Equity Fund at no greater than 1.15% of the average daily net assets representing Investor shares and 0.85% of the average daily net assets representing Class R shares. For the period prior to November 30, 2007, similar arrangements were in effect. Since the inception of the Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini European PacAsia Social Equity Fund, Domini has reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses of the Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini European PacAsia Social Equity Fund at no greater than 1.60% of each Fund’s average daily net assets. The waivers currently in effect are contractual and in effect until November 30, 2008, absent an earlier modification by the Board of Trustees, which oversees the Funds. For the year ended July 31, 2008, Domini waived fees and reimbursed expenses as follows:

	FEES	EXPENSES
	WAIVED	REIMBURSED

Domini Social Equity Fund	$—	$317,869
Domini European Social Equity Fund	—	14,866
Domini PacAsia Social Equity Fund	—	14,167
Domini European PacAsia Social Equity Fund	—	37,596

Notes to Financial Statements      83

(D) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and pay DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares. For the year ended July 31, 2008, fees waived were $509,961, $205,968, $48,786, and $41,721 for the Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini European PacAsia Social Equity Fund, respectively.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2008, additions and reductions in the Funds’ investment in the Trusts were as follows:

	ADDITIONS	REDUCTIONS

Domini Social Equity Fund	$94,516,947	$278,926,795
Domini European Social Equity Fund	19,737,122	31,470,628
Domini PacAsia Social Equity Fund	11,022,968	4,722,818
Domini European PacAsia Social Equity Fund	14,396,948	3,021,151

4. FEDERAL TAX STATUS

The Funds’ tax basis of the components of net assets at July 31, 2008, are as follows:

				DOMINI
		DOMINI	DOMINI	EUROPEAN
	DOMINI	EUROPEAN	PACASIA	PACASIA
	SOCIAL	SOCIAL	SOCIAL	SOCIAL
	EQUITY	EQUITY	EQUITY	EQUITY
	FUND	FUND	FUND	FUND

Undistributed ordinary income	$915,664	$—	$132,751	$6,481
Capital losses, other losses, and other temporary differences	(86,223,159)	(8,096,470)	(1,583,542)	(1,850,939)
Unrealized appreciation/(depreciation)	44,022,616	(10,696,278)	(3,090,517)	(2,139,218)

Distributable net earnings/(deficit)	$(41,284,879)	$(18,792,748)	$(4,541,308)	$(3,983,676)

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies and capital loss carryovers.

84      Notes to Financial Statements

During the period from November 1, 2007, through July 31, 2008, the Funds’ net realized capital losses were as follows:

Domini Social Equity Fund	$53,243,031
Domini European Social Equity Fund	8,135,038
Domini PacAsia Social Equity Fund	1,576,564
Domini European PacAsia Social Equity Fund	1,573,711

These losses are deferred and will be recognized on August 1, 2008, for tax purposes.

The Funds have accumulated capital loss carryforwards that will expire in the year 2016 as follows:

Domini Social Equity Fund	$5,051,871
Domini European Social Equity Fund	—
Domini PacAsia Social Equity Fund	—
Domini European PacAsia Social Equity Fund	265,970

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards.

For federal income tax purposes, dividends paid were characterized as follows:

					DOMINI
			DOMINI		PACASIA		DOMINI EUROPEAN PACASIA
			EUROPEAN		SOCIAL		SOCIAL
	DOMINI SOCIAL		SOCIAL EQUITY		EQUITY		EQUITY
	EQUITY FUND		FUND		FUND		FUND
	YEAR	YEAR	YEAR	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	ENDED	ENDED	ENDED
	JULY 31,	JULY 31,	JULY 31,	JULY 31,	JULY 31,	JULY 31,	JULY 31,	JULY 31,
	2008	2007	2008	2007	2008	2007	2008	2007

Ordinary income	$8,346,911	$8,032,008	$9,902,214	$4,874,061	$639,564	$35,830	$566,411	$147,250
Long-term capital gain	61,150,167	—	4,896,411	12,334	—	—	—	—
Return of capital	—	—	450,755	—	—	—	—	—

Total	$69,497,078	$8,032,008	$15,249,380	$4,886,395	$639,564	$35,830	$566,411	$147,250

Notes to Financial Statements      85

5. OTHER ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 was required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. FIN 48 does not have a material effect on the Funds’ financial statements. As of July 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

6. SUBSEQUENT EVENT FOOTNOTE

On September 3, 2008, the Board of Trustees of the Funds approved the withdrawal of the Domini Social Equity Fund, Domini European Social Equity Fund, Domini European PacAsia Social Equity Fund, and Domini PacAsia Social Equity Fund’s investment from its corresponding Trust and the direct investment in securities by each such Fund. It is anticipated that the change in each Fund’s investment structure will be effective as of the close of business on November 28, 2008.

There will be no change to a Fund’s portfolio of investments, advisory and portfolio management personnel, or any services provided to a Fund or its shareholders, and there will be no change to a Fund’s management or submanagement fees as a result of the change to each Fund’s investment structure.

86      Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Domini Social Investment Trust:

We have audited the accompanying statement of assets and liabilities of Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini European PacAsia Social Equity Fund (formerly Domini EuroPacific Social Equity Fund) (collectively the “Funds”), each a series of Domini Social Investment Trust, as of July 31, 2008, and the related statements of operations for the year or period then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the investment owned in the Trusts as of July 31, 2008, by correspondence with the record keeper for the Trusts. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of July 31, 2008, the results of their operations for the year or period then ended, and the changes in their net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 23, 2008

Domini Social Bond Fund

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2008

ASSETS:
Investments at value (cost $74,618,898)	$74,500,123
Interest receivable	725,196
Receivable for securities sold	100,000
Receivable for capital shares	31,116

Total assets	75,356,435

LIABILITIES:
Payable for securities purchased	2,658,176
Payable for capital shares	74,975
Management fee payable	39,719
Other accrued expenses	18,368
Dividend payable	15,477

Total liabilities	2,806,715

NET ASSETS	$72,549,720

NET ASSETS CONSIST OF:
Paid-in capital	73,072,505
Undistributed net investment loss	(13,711)
Accumulated net realized loss from investments	(390,299)
Net unrealized depreciation from investments	(118,775)

$72,549,720

NET ASSET VALUE PER SHARE
Net asset value and offering price per share* ($72,549,720 ÷ 6,724,096 outstanding shares of beneficial interest)	$10.79

*	Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Bond Fund

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2008

INCOME:
Interest income	$3,537,894

EXPENSES:
Management fee	288,250
Administrative fee	180,156
Distribution fees	180,156
Transfer agent fees	215,097
Accounting and custody fees	70,310
Shareholder communications	17,653
Professional fees	39,853
Registration	28,811
Miscellaneous	6,546
Trustees fees	3,162

Total Expenses	1,029,994
Fees waived and expense reimbursed	(345,303)

Net Expenses	684,691

NET INVESTMENT INCOME	2,853,203

NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain (loss) on investments	233,229
Net change in unrealized appreciation (depreciation) on investments	847,803

Net realized and unrealized gain (loss) from investments	1,081,032

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,934,235

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	JULY 31, 2008	JULY 31, 2007

INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$2,853,203	$2,765,441
Net realized gain (loss) on investments	233,229	(353,795)
Net change in unrealized appreciation (depreciation) on investments	847,803	516,487

Net Increase (Decrease) in Net Assets Resulting from Operations	3,934,235	2,928,133

DISTRIBUTIONS AND DIVIDENDS:
Dividends to shareholders from net investment income	(2,853,203)	(2,765,441)
Distributions to shareholders from net realized gain	—	—

Net Decrease in Net Assets from Distributions and Dividends	(2,853,203)	(2,765,441)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	16,053,424	16,183,875
Net asset value of shares issued in reinvestment of distributions and dividends	2,701,567	2,606,151
Redemption fee	867	832
Payment for shares redeemed	(19,598,704)	(11,946,572)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(842,846)	6,844,286

Total Increase (Decrease) in Net Assets	238,186	7,006,978
NET ASSETS:
Beginning of period	72,311,534	65,304,556

End of period (including undistributed net investment income of $(13,711) and $0, respectively)	$72,549,720	$72,311,534

CAPITAL SHARE TRANSACTIONS IN SHARES:
Sold	1,476,449	1,513,152
Issued in reinvestment of distributions and/or dividends	248,197	243,404
Redeemed	(1,804,156)	(1,118,032)

Net Increase (Decrease)	(79,510)	638,524

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Bond Fund

FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,
	2008	2007	2006	2005	2004

For a share outstanding for the period:
Net asset value, beginning of period	$10.63	$10.59	$10.88	$10.91	$10.97

Income from investment operations:
Net investment income (loss)	0.43	0.43	0.40	0.38	0.36
Net realized and unrealized gain (loss) on investments	0.16	0.04	(0.29)	(0.03)	(0.03)

Total income from investment operations	0.59	0.47	0.11	0.35	0.33

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.43)	(0.43)	(0.40)	(0.38)	(0.36)
Distributions to shareholders from net realized gain	—	—	—	—	(0.03)

Total dividends and distributions	(0.43)	(0.43)	(0.40)	(0.38)	(0.39)

Redemption fee proceeds	—**	—**	—**	—**	—**

Net asset value, end of period	$10.79	$10.63	$10.59	$10.88	$10.91

Total return	5.58%	4.49%	1.06%	3.25%	3.02%
Portfolio turnover	64%	54%	34%	25%	46%
Ratios/supplemental data (annualized):
Net assets, end of period (000s)	$72,550	$72,312	$65,305	$64,009	$59,288
Ratio of expenses to average net assets	0.95%(1)	0.95%(1)	0.95%(1)	0.95%(1)	0.95%(1)
Ratio of net investment income to average net assets	3.96%	4.03%	3.76%	3.48%	3.27%

**	Amount represents less than $0.005 per share.

(1)	Reflects a waiver of fees by the Manager due to a contractual fee waiver. Had the Manager not waived its fees and reimbursed expenses, the ratio of expenses to average net assets would have been 1.43%, 1.48%, 1.32%, 1.47%, and 1.64%, for the years ended July 31, 2008, 2007, 2006, 2005, and 2004, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Bond Fund

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Domini Social Bond Fund (the “Fund”) is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(B) Repurchase Agreements. The Fund may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that collateral, represented by securities (primarily U.S. government agency securities) in a repurchase transaction, be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain

92 Domini Social Bond Fund — Notes to Financial Statements

those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Investment Transactions, Investment Income, and Dividends to Shareholders. Investment transactions are recorded on trade date. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(D) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Prior to November 30, 2007, the redemption fee applied to redemptions and exchanges of fund shares held less than 60 days. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the Fund’s average daily net assets. For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets. For the period from November 30, 2007, until November 30, 2008, Domini is waiving its fee and reimbursing expenses to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% of the Fund’s average daily net assets. A similar fee waiver arrangement was in effect in prior periods. For the year ended July 31, 2008, Domini reimbursed expenses totaling $165,147.

Domini Social Bond Fund — Notes to Financial Statements 93

(B) Submanager. Seix Investment Advisors LLC (“Seix”), a wholly owned subsidiary of RidgeWorth Capital Management, Inc. (“RidgeWorth”) (formerly known as Trusco Capital Management, Inc.) provides investment submanagement services to the Fund on a day-to-day basis pursuant to a Submanagement Agreement with Domini. Prior to April 25, 2008, the submanager’s predecessor, Seix Investment Advisors, Inc., the former fixed-income division of RidgeWorth, provided investment submanagement services to the Fund. RidgeWorth is a wholly owned subsidiary of SunTrust Banks, Inc. Seix Advisors was spun off into Seix in connection with a corporate reorganization of RidgeWorth.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Fund shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the Fund’s average daily net assets. For the year ended July 31, 2008, fees waived totaled $180,156.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2008, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	Purchases	Sales

Government Securities	$26,015,843	$36,250,378
Corporate Obligations	17,191,675	6,800,909
State & Municipal Obligations	—	200,000

4. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2008, is as follows:

Undistributed ordinary income	$1,766
Capital losses, other losses and other temporary differences	(393,445)
Unrealized appreciation/(depreciation)	(131,106)

Distributable net earnings/(deficit)	$(522,785)

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies and capital loss carryovers.

The Fund has net realized capital losses of $152,598 incurred during the period from November 1, 2007, through July 31, 2008. These losses are deferred and will be recognized on August 1, 2008, for tax purposes.

94 Domini Social Bond Fund — Notes to Financial Statements

The Fund has accumulated capital loss carryforwards of $225,370, of which $15,015 will expire in the year 2014, and $210,355 will expire in the year 2015. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

For federal income tax purposes, dividends paid were characterized as follows:

	YEAR ENDED
	2008	2007

Ordinary income	$2,853,203	$2,765,441
Long-term capital gain	—	—

Total	$2,853,203	$2,765,441

5. OTHER ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 was required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. FIN 48 does not have a material effect on the Fund’s financial statements. As of July 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information

Domini Social Bond Fund — Notes to Financial Statements 95

available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of July 31, 2008, management of the Fund is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

In March 2008, the Financial Accounting Standards Board (“FASB”) issued State of Financial Accounting Standards (“SFAS”) No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.

6. SUBSEQUENT EVENT

On September 7, 2008 the Federal Housing Finance Authority (FHFA) placed Fannie Mae and Freddie Mac in conservatorship with FHFA as the conservator. The goal of these actions is to help restore confidence in Fannie Mae and Freddie Mac, enhance their capacity to fulfill their mission, and mitigate the systemic risk that has contributed directly to the instability in the current market.

96 Domini Social Bond Fund — Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Domini Social Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Domini Social Bond Fund (the “Fund”), a series of the Domini Social Investment Trust, as of July 31, 2008, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Bond Fund as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 23, 2008

THE DOMINI FUNDS
TAX INFORMATION (UNAUDITED)
FOR THE YEAR ENDED JULY 31, 2008

The amount of long-term capital gains paid for the year ended July 31, 2008, was as follows:

Domini Social Equity Fund	$61,150,167
Domini European Social Equity Fund	4,896,411
Domini PacAsia Social Equity Fund	—
Domini European PacAsia Social Equity Fund	—
Domini Social Bond Fund	—

For dividends paid from net investment income during the year ended July 31, 2008, the Funds designated the following as Qualified Dividend Income:

Domini Social Equity Fund	$8,346,911
Domini European Social Equity Fund	4,181,116
Domini PacAsia Social Equity Fund	497,400
Domini European PacAsia Social Equity Fund	500,284
Domini Social Bond Fund	—

Of the ordinary distributions made by the Domini Social Bond Fund during the fiscal year ended July 31, 2008, 43% has been derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state-specific information.

For corporate shareholders, 100% of dividends paid from net investment income for the Domini Social Equity Fund were eligible for the corporate dividends received deduction.

	FOREIGN TAX PAID		FOREIGN SOURCE INCOME
	TOTAL	PER SHARE	TOTAL	PER SHARE

Domini European Social Equity Fund	$447,698	$0.05	$6,117,941	$0.69
Domini PacAsia Social Equity Fund	71,173	0.02	925,469	0.30
Domini European PacAsia Social Equity Fund	59,703	0.02	290,061	0.11

The foreign taxes paid or withheld per share represent taxes incurred by the Funds on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

BOARD OF TRUSTEES’ APPROVAL OF MANAGEMENT AND
SUBMANAGEMENT AGREEMENTS (UNAUDITED)

Domini manages the assets of the Domini Social Equity Trust (the “Equity Trust”); the Domini European Social Equity Trust (the “European Trust”) and each of its feeder funds, the Domini European Social Equity Fund and Domini European Social Equity Portfolio (together with the European Trust, the “European Funds”); the Domini PacAsia Social Equity Trust (the “PacAsia Trust”) and each of its feeder funds, the Domini PacAsia Social Equity Fund and the Domini PacAsia Social Equity Portfolio (together with the PacAsia Trust, the “PacAsia Funds”); the Domini European PacAsia Social Equity Trust (the “European PacAsia Trust”) and each of its feeder funds, the Domini European PacAsia Social Equity Fund and Domini European PacAsia Social Equity Portfolio (together with the European PacAsia Trust, the “European PacAsia Funds”). In addition, Domini manages the assets of the Domini Social Bond Fund (the “Bond Fund”). Wellington Management Company LLP (“Wellington Management”) is the submanager of the Equity Trust, European Trust, PacAsia Trust, and European PacAsia Trust. Seix Investment Advisors, LLC (“Seix”) is the submanager of the Bond Fund. Set forth below is a discussion of the Board of Trustees’ considerations and determinations with respect to the management and submanagement agreements for the Equity Trust, European Funds, PacAsia Funds, European PacAsia Funds, and the Bond Fund.

* * *

At a meeting held on April 25, 2008, the Trustees approved the continuance of the management and submanagement agreements for the Equity Trust, European Funds, PacAsia Funds, European PacAsia Funds, and the Bond Fund. In connection with that meeting, the Trustees reviewed extensive information provided by Domini, Seix, and Wellington Management regarding, among other things: the nature and quality of services provided; legal, regulatory, and compliance matters; the fees to be paid to Domini; the fees to be paid by Domini to Seix and Wellington Management; comparable fees paid by other funds; and certain other information.

In reaching their determination to approve the above-referenced agreements, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. The Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors considered and the conclusions reached are described below.

Equity Trust

Nature, Quality, and Extent of Services Provided.  The Trustees noted that pursuant to the Equity Trust’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Equity Trust and for managing the investment of the assets of the Equity Trust, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental screens to a universe of securities. The Trustees considered the scope and quality of the services provided by Wellington Management, such as the provision of the day-to-day portfolio management of the Equity Trust, including making purchases and sales of socially screened portfolio securities consistent with the Equity Trust’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results.  The Trustees reviewed information provided to them by Domini regarding the investment returns of the Equity Trust for the 6-month and 1-, 3-, and 5-year periods ended February 29, 2008, and December 31, 2007, as well as cumulative performance from inception through February 29, 2008, and December 31, 2007. They considered the performance of the S&P 500 Index, the benchmark for the Equity Trust for the same period, as well as the performance of the peer group. The Trustees noted that the Equity Trust had underperformed the S&P 500 for the relevant periods. The Trustees noted that the Equity Trust had recently transitioned from an index to an active strategy. The Trustees considered the information provided regarding the submanager’s quantitative model and the short tenure of the current submanager. In light of the foregoing, the Trustees concluded that such performance was sufficient to warrant continuance of the management and submanagement agreements.

Fees and Other Expenses.  The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the Equity Trust. The Trustees considered the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the Equity Trust) pays Wellington Management from its advisory fee. The Trustees considered that the subadvisory fees Wellington Management receives with respect to the Equity Trust were within the general range of the fees it receives with respect to the management of the assets of its other clients. The Trustees reviewed the total expense ratios of the Equity Trust versus the advisory and administrative fees of similar funds, taking into account the agreed-upon waiver of advisory fees, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, including the compensation to be paid. Noting that the total expense ratios of the Equity Trust were slightly higher than the median total expense ratio of a relevant peer group, the Trustees concluded that the management and submanagement fees payable with respect to the Equity Trust were reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability.  The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Equity Trust was reasonable in view of the nature, quality, and extent of services to be provided.

The Trustees also reviewed Wellington Management’s consolidated balance sheet at December 31, 2006, and its pro-forma income statement for the year ended December 31, 2006, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by the Equity Trust as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Equity Trust was not excessive in view of the nature, quality, and extent of services provided to the Equity Trust.

Economies of Scale.  The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements, and also considered the fee waivers proposed by Domini. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits.  The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the Equity Trust. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Equity Trust and the other feeder funds investing in the Equity Trust, including sponsorship fees. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and sales charges were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with Equity Trust and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

European Funds

Nature, Quality, and Extent of Services Provided.  The Trustees noted that pursuant to the European Funds’ management agreements, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to each European Fund and for managing the investment of the assets of the European Trust, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreements, Domini is responsible for applying social and environmental screens to a universe of securities. The Trustees considered the scope and quality of the services provided by Wellington Management, such as the provision of the day-to-day portfolio management of the European Trust, including making purchases and sales of socially screened portfolio securities consistent with the European Trust’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of each of the portfolio management teams and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results.  The Trustees reviewed information provided to them by Domini regarding the investment returns of the European Funds for the 6-month and 1-year periods ended February 29, 2008, and December 31, 2007, as well as cumulative performance from inception and through December 31, 2007, and February 29, 2008. They considered the performance of the MSCI Europe Index, the benchmark for the European Funds, and other relevant benchmarks for the same period, as well as the performance of the peer group. The Trustees noted that the European Funds had underperformed the MSCI Europe Index for the relevant periods except since inception. The Trustees considered the information provided regarding the submanager’s quantitative model and the short tenure of the submanager. In light of the foregoing, the Trustees concluded that such performance was sufficient to warrant continuance of the management and submanagement agreements.

Fees and Other Expenses.  The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the European Funds. The Trustees considered the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the European Trust) pays Wellington Management from its advisory fee. The Trustees considered that the subadvisory fees Wellington Management receives with respect to the European Trust were within the general range of the fees it receives with respect to the management of the assets of its other clients. The Trustees reviewed the total expense ratios of each of the European Funds versus the advisory and administrative fees of similar funds, taking into account the agreed-upon waiver of advisory fees, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, including the compensation to be paid. Noting that the total expense ratios of the European Funds were lower than the median total expense ratio of a relevant peer group, the Trustees concluded that the management and submanagement fees payable with respect to the European Funds were reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability.  The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the European Funds was reasonable in view of the nature, quality, and extent of services to be provided.

The Trustees also reviewed Wellington Management’s consolidated balance sheet at December 31, 2006, and its pro-forma income statement for the year ended December 31, 2006, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by the European Trust as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the European Trust was not excessive in view of the nature, quality, and extent of services provided to the European Trust.

Economies of Scale.  The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements, and also considered the fee waivers proposed by Domini. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits.  The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the European Funds. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the European Funds and the other Domini funds. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and sales charges were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with the European Funds and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

PacAsia Funds

Nature, Quality, and Extent of Services Provided.   The Trustees noted that pursuant to the PacAsia Funds’ management agreements, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to each PacAsia Fund and for managing the investment of the assets of the PacAsia Trust, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreements, Domini is responsible for applying social and environmental screens to a universe of securities. The Trustees considered the scope and quality of the services provided by Wellington Management, such as the provision of the day-to-day portfolio management of the PacAsia Trust, including making purchases and sales of socially screened portfolio securities consistent with the PacAsia Trust’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of each of the portfolio management teams and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results.   The Trustees reviewed information provided to them by Domini regarding the investment returns of the PacAsia Funds for the 6-month and 1-year periods ended February 29, 2008, and December 31, 2007, as well as cumulative performance from inception and through December 31, 2007, and February 29, 2008. They considered the performance of the MSCI AC Asia Pacific Index, the benchmark for the PacAsia Funds, and other relevant benchmarks for the same period, as well as the performance of the peer group. The Trustees noted that the PacAsia Funds had underperformed the MSCI AC Asia Pacific Index for the relevant periods. The Trustees considered the information provided regarding the submanager’s quantitative model and the short tenure of the submanager. In light of the foregoing, the Trustees concluded that such performance was sufficient to warrant continuance of the management and submanagement agreements.

Fees and Other Expenses.   The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the PacAsia Funds. The Trustees considered the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the PacAsia Trust) pays Wellington Management from its advisory fee. The Trustees considered that the subadvisory fees Wellington Management receives with respect to the PacAsia Trust were within the general range of the fees it receives with respect to the management of the assets of its other clients. The Trustees reviewed the total expense ratios of each of the PacAsia Funds versus the advisory and administrative fees of similar funds, taking into account the agreed-upon waiver of advisory fees, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, including the compensation to be paid. Noting that the total expense ratios of the PacAsia Funds were lower than the median total expense ratio of a relevant peer group, the Trustees concluded that the management and submanagement fees payable with respect to the PacAsia Funds were reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability.   The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the PacAsia Funds was reasonable in view of the nature, quality, and extent of services to be provided.

The Trustees also reviewed Wellington Management’s consolidated balance sheet at December 31, 2006, and its pro-forma income statement for the year ended December 31, 2006, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by the PacAsia Trust as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the PacAsia Trust was not excessive in view of the nature, quality, and extent of services provided to the PacAsia Trust.

Economies of Scale.   The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements, and also considered the fee waivers proposed by Domini. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits.   The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the PacAsia Funds. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the PacAsia Funds and the other Domini funds. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and sales charges were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with PacAsia Funds and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

European PacAsia Funds

Nature, Quality, and Extent of Services Provided.   The Trustees noted that pursuant to the European PacAsia Funds’ management agreements, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to each European PacAsia Fund and for managing the investment of the assets of the European PacAsia Trust, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreements, Domini is responsible for applying social and environmental screens to a universe of securities. The Trustees considered the scope and quality of the services provided by Wellington Management, such as the provision of the day-to-day portfolio management of the European PacAsia Trust, including making purchases and sales of socially screened portfolio securities consistent with the European PacAsia Trust’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of each of the portfolio management teams and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and

Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results.   The Trustees reviewed information provided to them by Domini regarding the investment returns of the European PacAsia Funds for the 6-month and 1-year periods ended February 29, 2008, and December 31, 2007, as well as cumulative performance from inception and through December 31, 2007, and February 29, 2008. They considered the performance of the MSCI EAFE Index, the benchmark for the European PacAsia Funds, and other relevant benchmarks for the same period, as well as the performance of the peer group. The Trustees noted that the European PacAsia Funds had underperformed the MSCI EAFE Index for the relevant periods. The Trustees considered the information provided regarding the submanager’s quantitative model and the short tenure of the submanager. In light of the foregoing, the Trustees concluded that that such performance was sufficient to warrant continuance of the management and submanagement agreements.

Fees and Other Expenses.   The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the European PacAsia Funds. The Trustees considered the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the European PacAsia Trust) pays Wellington Management from its advisory fee. The Trustees considered that the subadvisory fees Wellington Management receives with respect to the European PacAsia Trust were within the general range of the fees it receives with respect to the management of the assets of its other clients. The Trustees reviewed the total expense ratios of each of the European PacAsia Funds versus the advisory and administrative fees of similar funds, taking into account the agreed-upon waiver of advisory fees, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, including the compensation to be paid. Noting that the total expense ratios of the European PacAsia Funds were lower than the median total expense ratio of a relevant peer group, the Trustees concluded that the management and submanagement fees payable with respect to the European PacAsia Funds were reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability.   The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the European PacAsia Funds was reasonable in view of the nature, quality, and extent of services to be provided.

The Trustees also reviewed Wellington Management’s consolidated balance sheet at December 31, 2006, and its pro-forma income statement for the year ended December 31, 2006, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by the European PacAsia Trust as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the European PacAsia Trust was not excessive in view of the nature, quality, and extent of services provided to the European PacAsia Trust.

Economies of Scale.   The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements, and also considered the fee waivers proposed by Domini. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits.   The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the European PacAsia Funds. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the European PacAsia Funds and the other Domini funds. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and sales charges were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with European PacAsia Funds and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

Bond Fund

Nature, Quality, and Extent of Services Provided.   The Trustees noted that pursuant to the management agreement for the Bond Fund, Domini, subject to the direction of the Board, is responsible for providing advice and guidance and for managing the investment of the assets of the Bond Fund, which it does by engaging and overseeing the activities of Seix. They considered that under the management agreement, Domini is responsible for applying social and environmental screens to a universe of securities. The Trustees also considered the scope and quality of the services provided by Seix pursuant to the submanagement agreement, as amended, such as the provision of the day-to-day portfolio management of the Bond Fund, including making purchases and sales of socially screened portfolio securities consistent with the Bond Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of each of the portfolio management teams and the other senior personnel at Domini and Seix and noted the recent reorganization of that entity. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. The Trustees considered the information they had received from Domini concerning the growth of Domini’s social research team and the fact that Domini was responsible for the Bond Fund’s community development investments. They considered the quality of the administrative services Domini provided to the Bond Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Seix. The Trustees concluded that they were satisfied with the nature, quality, and extent of services provided by Domini and Seix to the Bond Fund under the management and submanagement agreements.

Investment Results.   The Trustees reviewed information provided to them by Domini regarding the investment returns of the Bond Fund since Seix became the submanager of the Fund (February 28, 2005) and for the 6-month, 1-year, 3-year, and 5-year periods ended December 31, 2007, and February 29, 2008. They considered the performance of the Bond Fund’s benchmark, the Lehman Brothers Intermediate Aggregate Index, and other relevant benchmarks for the same period and the performance of the Bond Fund’s peer group. The Trustees noted that the Bond Fund had underperformed relative to the benchmark on a net basis but that performance had improved in comparison to the benchmark since Seix was engaged as the Fund’s submanager. The Trustees also considered Seix’s short tenure as submanager of the Bond Fund. In light of the foregoing, the Trustees concluded that the performance of the Bond Fund was sufficient to warrant continuance of the management and submanagement agreements.

Fees and Other Expenses.   The Trustees considered the management and submanagement fees paid to Domini and Seix with respect to the Bond Fund. The Trustees also considered the administrative fees paid by the Bond Fund to Domini. The Trustees considered the fees that each of Domini and Seix charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the Bond Fund) pays Seix from its advisory fee. The Trustees considered the level of the Bond Fund’s advisory and administrative fees versus the median advisory and administrative fees for the relevant peer group and compared the Bond Fund’s total expense ratio to the median total expense ratios of those peers, taking into account the agreed-upon waiver of fees and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. Noting that the total expense ratio of the Bond Fund was slightly higher than the median total expense ratio of the relevant peer group and the relatively small size of the Bond Fund, the

Trustees concluded that the management and submanagement fees payable with respect to the Bond Fund are reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability.   The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory and administrative services provided to the Bond Fund in 2007, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Bond Fund was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed the most recent annual report for RidgeWorth (the parent company of Seix). The Trustees considered Seix’s profit margin with respect to the Bond Fund in comparison to the industry data provided by Domini. Based on the information provided, the Trustees concluded that they were satisfied that Seix’s level of profitability with respect to the Bond Fund was not excessive in view of the nature, quality, and extent of services provided.

Economies of Scale.   The Trustees also considered whether economies of scale would be realized by Domini and Seix as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under each agreement, and also considered the fee waivers proposed by Domini. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits.   The Trustees considered the other benefits that Domini, Seix, and their respective affiliates receive from their relationship with the Bond Fund, noting that Seix and its affiliates provide no other services to the Domini funds. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Bond Fund and the other Domini funds. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees were not received. The Trustees considered the brokerage practices of Domini and Seix, and noted that neither Domini nor Seix received the benefit of “soft dollar” commissions in connection with the Bond Fund. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Seix, and each of their respective affiliates by virtue of their relationship with the Bond Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Seix, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

BOARD OF TRUSTEES’ APPROVAL OF MANAGEMENT AND
SUBMANAGEMENT AGREEMENTS

Domini manages the assets of the Domini Social Equity Trust (the “Equity Trust”). Wellington Management Company LLP (“Wellington Management”) is the submanager of the Equity Trust. Set forth below is a discussion of the Board of Trustees’ considerations and determinations with respect to the management and submanagement agreements for the Equity Trust.

* * *

At a meeting held on April 25, 2008, the Trustees approved the continuance of the submanagement agreement for the Equity Trust. In connection with that meeting, the Trustees reviewed extensive information provided by Domini and Wellington Management regarding, among other things: the nature and quality of services provided; legal, regulatory and compliance matters; the fees to be paid to Domini; the fees to be paid by Domini to Wellington Management; comparable fees paid by other funds; and certain other information.

In reaching their determination to approve the above-referenced agreements, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. The Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors considered and the conclusions reached are described below.

Equity Trust

Nature, Quality, and Extent of Services Provided.  The Trustees noted that pursuant to the Equity Trust’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Equity Trust and for managing the investment of the assets of the Equity Trust, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental screens to a universe of securities. The Trustees considered the scope and quality of the services provided by Wellington Management, such as the provision of the day-to-day portfolio management of the Equity Trust, including making purchases and sales of socially screened portfolio securities consistent with the Equity Trust’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. In addition, they considered the compliance policies, procedures and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results.  The Trustees reviewed information provided to them by Domini regarding the investment returns of the Equity Trust for the 6-month, and 1-, 3- and 5-year periods ended February 29, 2008, and December 31, 2007, as well as cumulative performance from inception through February 29, 2008, and December 31, 2007. They considered the performance of the S&P 500 Index, the benchmark for the Equity Trust for the same period, as well as the performance of the peer group. The Trustees noted that the Equity Trust had underperformed the S&P 500 for the relevant periods. The Trustees noted that the Equity Trust had recently transitioned from an index to an active strategy. The Trustees considered the information provided regarding the submanager’s quantitative model and the short tenure of the current submanager. In light of the foregoing, the Trustees concluded that that such performance was sufficient to warrant continuance of the management and submanagement agreements.

Fees and Other Expenses.  The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the Equity Trust. The Trustees considered the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the Equity Trust) pays Wellington Management from its advisory fee. The Trustees considered that the subadvisory fees Wellington Management receives with respect to the Equity Trust were within the general range of the fees it receives with respect to the management of the assets of its other clients. The Trustees reviewed the total expense ratios of the Equity Trust versus the advisory and administrative fees of similar funds, taking into account the agreed-upon waiver of advisory fees, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, including the compensation to be paid. Noting that the total expense ratios of the Equity Trust were slightly higher than the median total expense ratio of a relevant peer group, the Trustees concluded that the management and submanagement fees payable with respect to the Equity Trust were reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability.  The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Equity Trust was reasonable in view of the nature, quality, and extent of services to be provided.

The Trustees also reviewed Wellington Management’s consolidated balance sheet at December 31, 2006, and its pro-forma income statement for the year ended December 31, 2006, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by the Equity Trust as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Equity Trust was not excessive in view of the nature, quality, and extent of services provided to the Equity Trust.

Economies of Scale.  The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements, and also considered the fee waivers proposed by Domini. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits.  The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the Equity Trust. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Equity Trust and the other feeder funds investing in the Equity Trust, including sponsorship fees. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and sales charges were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with Equity Trust and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Domini Social Investment Trust (the “Trust”) and Domini Social Trust (the “Master Trust”) as of July 31, 2008. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust and Master Trust. Each Trustee and each Officer of the Trust and the Master Trust noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 536 Broadway, 7th Floor, New York, NY 10012. Neither the Funds nor the Trusts holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

 Interested Trustee and Officer

Number of Funds
Name, Age,		and Portfolios in
Position(s) Held,		the Domini Family
and Length of	Principal Occupation(s) During Past 5 Years and	of Funds Overseen
Time Served	Other Directorships Held	by Trustee

Amy L. Domini* (58) Chair, Trustee, and President of the Trust and the Master Trust since 1990	CEO (since 2002), President (2002-2005), and Manager (since 1997), Domini Social Investments LLC; Manager, DSIL Investment Services LLC (since 1998); Manager, Domini Holdings LLC (holding company) (since 2002); Director, Tom’s of Maine, Inc. (natural care products) (2004); Board Member, Progressive Government Institute (nonprofit education on executive branch of the federal government) (2003-2005); Board Member, Financial Markets Center (nonprofit financial markets research and education resources provider) (2002-2004); Trustee, New England Quarterly (periodical) (since 1998); Trustee, Episcopal Church Pension Fund (1994-2006); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partners for the Common Good (community development nonprofit) (since 2005)	14

 Disinterested Trustees

		Number of Funds
Name, Age,		and Portfolios in
Position(s) Held,		the Domini Family
and Length of	Principal Occupation(s) During Past 5 Years and	of Funds Overseen
Time Served	Other Directorships Held	by Trustee

Julia Elizabeth Harris (60) Trustee of the Trust and the Master Trust since 1999	Director and President, Alpha Global Solutions, LLC (agribusiness) (since 2004); Trustee, Fiduciary Trust Company (financial institution) (2001-2005); Executive Vice President, UNC Partners, Inc. (financial management) (since 1990).	14

Kirsten S. Moy (61) Trustee of the Trust and the Master Trust since 1999	Board Member, Community Reinvestment Fund (since 2003); Director, Economic Opportunities Program, The Aspen Institute (research and education) (since 2001); Director, NCB Capital Impact (since 2006).	14

William C. Osborn (64) Trustee of the Trust since 1990 and the Master Trust since 1997	Manager, Massachusetts Green Energy Fund Management 1, LLC (venture capital) (since 2004); Manager, Commons Capital Management LLC (venture capital) (since 2000); Director, Porogen, Inc. (biotechnology) (since 2008); Director, Bandgap Engineering, Inc. (renewable energy technology) (since 2008); Director, GreenTech Media, Inc. (online media) (since 2008); Special Partner/Consultant, Arete Corporation (venture capital) (1999-2007); Director, CTP Hydrogen, Inc. (hydrogen generation technology) (since 2005); Director, World Power Technologies, Inc. (power equipment production) (1999-2004); Director, Investors’ Circle (socially responsible investor network) (1999-2004).	14

Karen Paul (63) Trustee of the Trust since 1990 and the Master Trust since 1997	Visiting Professor, Escuela Graduado Administracion Direccion Empresas, Instituto Tecnologico y de Estudios Superiores de Monterrey (2004); Professor, Catholic University of Bolivia (2003); Fulbright Fellow, U.S. Department of State (2003); Partner, Trinity Industrial Technology (1997-2002); Executive Director, Center for Management in the Americas (1997-2002); Professor of Management and International Business, Florida International University (since 1990).	14

Gregory A. Ratliff (48) Trustee of the Trust and the Master Trust since 1999	Senior Program Officer, Bill and Melinda Gates Foundation (since 2007); Community Investment Consultant (self-employment) (since 2002).	14

 Disinterested Trustees (continued)

Number of Funds
Name, Age,		and Portfolios in
Position(s) Held,		the Domini Family
and Length of	Principal Occupation(s) During Past 5 Years and	of Funds Overseen
Time Served	Other Directorships Held	by Trustee

John L. Shields (55) Trustee of the Trust and the Master Trust since 2004	Principal, MainStay Consulting Group LLC (management consulting firm) (since 2006); Director, Adverplex, Inc. (technology company) (since 2008); Advisory Board Member, Vestmark, Inc. (software company) (since 2003); CEO, Open Investing, Inc. (investment advisor) (2006-2007); CEO, Harris Insight Funds Trust (mutual funds) (2005-2006); Managing Director, Navigant Consulting, Inc. (management consulting firm) (2004-2006); Managing Principal, Shields Smith & Webber LLC (management consulting firm) (2002-2004).	14

 Officers

Number of Funds
Name, Age,		and Portfolios in
Position(s) Held,		the Domini Family
and Length of	Principal Occupation(s) During Past 5 Years and	of Funds Overseen
Time Served	Other Directorships Held	by Trustee

Megan L. Dunphy* (38) Secretary of the Trust and the Master Trust since 2005	Mutual Fund Counsel, Domini Social Investments LLC (since 2005); Secretary, Domini Funds (since 2005); Counsel, ING (formerly Aetna Financial Services) (financial services) (1999-2004).	N/A

Adam M. Kanzer* (42) Chief Legal Officer of the Trust and the Master Trust since 2003 Vice President of the Trust and Master Trust since 2007	Managing Director (since 2007), General Counsel and Director of Shareholder Advocacy (since 1998) and Chief Compliance Officer (April 2005-May 2005), Domini Social Investments LLC; Chief Legal Officer (since 2003), Chief Compliance Officer (April 2005-July 2005), Vice President (since 2007), Domini Funds.	N/A

 Officers (continued)

Number of Funds
Name, Age,		and Portfolios in
Position(s) Held,		the Domini Family
and Length of	Principal Occupation(s) During Past 5 Years and	of Funds Overseen
Time Served	Other Directorships Held	by Trustee

Carole M. Laible* (44) Treasurer of the Trust and the Master Trust since 1997 Vice President of the Trust and Master Trust since 2007	President (since 2005), Member (since 2006), Chief Operating Officer (since 2002), and Financial/Compliance Officer (1997-2003), Domini Social Investments LLC; President and CEO (since 2002), Chief Compliance Officer (since 2001), Chief Financial Officer, Secretary, and Treasurer (since 1998), DSIL Investment Services LLC; Treasurer (since 1997), Vice President (since 2007), Domini Funds.	N/A

Douglas Lowe* (52) Assistant Secretary of the Trust and the Master Trust since 2007	Senior Compliance Manager and Counsel, Domini Social Investments LLC (since 2006); Assistant Secretary, Domini Funds (since 2007); Executive Director, Morgan Stanley (2002-2005).	N/A

Steven D. Lydenberg* (62) Vice President of the Trust and the Master Trust since 1990	Chief Investment Officer (since 2003) and Member (since 1997), Domini Social Investments LLC; Vice President, Domini Funds (since 1990); Director (1990-2003), KLD Research & Analytics, Inc. (social research provider).	N/A

Meaghan T. O’Rourke* (28) Assistant Secretary of the Trust and the Master Trust since 2007	Compliance Associate (since 2005), Institutional Client Relationships Associate (2004-2005), Administrative Assistant (2002-2004), Domini Social Investments LLC; Assistant Secretary, Domini Funds (since 2007).	N/A

Christina Povall* (38) Assistant Treasurer of the Trust and the Master Trust since 2007	Director of Finance, Domini Social Investments LLC (since 2004); Assistant Treasurer, Domini Funds (since 2007); Senior Manager, PricewaterhouseCoopers LLP (independent registered public accounting firm) (1999-2004).	N/A

 Officers (continued)

Number of Funds
Name, Age,		and Portfolios in
Position(s) Held,		the Domini Family
and Length of	Principal Occupation(s) During Past 5 Years and	of Funds Overseen
Time Served	Other Directorships Held	by Trustee

Edward Surges* (43) Assistant Secretary of the Trust since 2007	Director of Information Technology (since 2002), Special Projects Manager (since 2003), Domini Social Investments LLC; Assistant Secretary, Domini Social Investment Trust (since October 2007).	N/A

Maurizio Tallini* (34) Chief Compliance Officer of the Trust and the Master Trust since 2005 Vice President of the Trust and Master Trust since 2007	Member (since August 2007), Managing Director (since 2007), Chief Compliance Officer (since 2005), Domini Social Investments LLC; Vice President (since 2007), Chief Compliance Officer (since 2005), Domini Funds; Venture Capital Controller, Rho Capital Partners (venture capital) (2001-2005).	N/A

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-217-0017.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

DOMINI FUNDS
P.O. Box 9785
Providence, RI 02940-9785
1-800-582-6757
www.domini.com

Investment Manager and/or Sponsor:
Domini Social Investments LLC
536 Broadway, 7th Floor
New York, NY 10012

Investment Submanagers:

Domini Social Equity Trust
Domini European Social Equity Trust
Domini PacAsia Social Equity Trust
Domini European PacAsia Social Equity Trust
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Domini Social Bond Fund
Seix Investment Advisors LLC
10 Mountain View Road, Suite C-200
Upper Saddle River, NJ 07458

Distributor:
DSIL Investment Services LLC
536 Broadway, 7th Floor
New York, NY 10012
1-800-762-6814

Transfer Agent:
PNC Global Investment Servicing (formerly PFPC Inc.)
760 Moore Road
King of Prussia, PA 19406

Custodian:
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm:
KPMG LLP
99 High Street
Boston, MA 02110

Legal Counsel:
Bingham McCutchen LLP
One Federal Street
Boston, MA 02110

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.
(c) Not applicable.
(d) Not applicable.
(e) Not applicable.
(f) Registrant is filing its code of ethics with this report.
Item 3. Audit Committee Financial Expert.
John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an “independent” member of the Audit Committee as defined in the instructions to Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
For the fiscal years ended July 31, 2008, and July 31, 2007, the aggregate audit fees billed to the registrant by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2008	2007

Domini Social Equity Fund	$15,600	$14,700
Domini Social Bond Fund	$24,500	$23,100
Domini European Social Equity Fund	$15,600	$14,700
Domini European PacAsia Social Equity Fund	$15,600	$14,700
Domini PacAsia Social Equity Fund	$15,600	$14,700
(b) Audit-Related Fees
There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2008, and July 31, 2007.
There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2008, and July 31, 2007 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Social Investments LLC and entities controlling, controlled by, or under common control with Domini Social Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).
(c) Tax Fees
In each of the fiscal years ended July 31, 2008, and July 31, 2007, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2008	2007

Domini Social Equity Fund	$4,450	$4,200
Domini Social Bond Fund	$4,450	$4,200
Domini European Social Equity Fund	$4,450	$4,200
Domini European PacAsia Social Equity Fund	$4,450	$4,200
Domini PacAsia Social Equity Fund	$4,450	$4,200
There were no tax fees billed by KPMG for the fiscal years ended July 31, 2008, and July 31, 2007 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.
(d) All Other Fees
There were no other fees billed by KPMG for the fiscal years ended July 31, 2008, and July 31, 2007, for other non-audit services rendered to the registrant.
There were no other fees billed by KPMG for the fiscal years ended July 31, 2008, and July 31, 2007 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.
(e)(1) Audit Committee Preapproval Policy: The Registrant’s Audit Committee Preapproval Policy is set forth below:
1. Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Social Trust, the Domini Social Investment Trust, the Domini Institutional Trust and the Domini Advisor Trust (each such series, a “Fund” and collectively, the “Funds”) by the independent registered public accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds’ independent registered public accountant for the Funds’ investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.
Unless a type of service to be provided by the independent registered public accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.
The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.
Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.
2. Delegation
The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.
3. Audit Services
The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent registered public accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.
4. Audit-Related Services
Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.
5. Tax Services
The Audit Committee believes that the independent registered public accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent registered public accountant in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.
6. All Other Services
The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.
A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Preapproval Fee Levels
Preapproval fee levels for all services to be provided by the independent registered public accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds’ investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.
8. Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.
9. Procedures
Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accountant and the Funds’ treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.
Appendix A — Audit Committee Preapproval Policy
Preapproved Audit Services
for
October 26, 2007 through October 31, 2008

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters
Not to exceed $9,000 per filing
Appendix B — Audit Committee Preapproval Policy
Preapproved Audit-Related Services
for
October 26, 2007 through October 31, 2008

Service	Fee Range
Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies
Not to exceed $5,000 per occurrence during the Pre-Approval Period

Service	Fee Range
Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund

Regulatory compliance assistance	Not to exceed $5,000 per quarter

Training Courses	Not to exceed $5,000 per course
Appendix C — Audit Committee Preapproval Policy
Preapproved Tax Services
for
October 26, 2007 through October 31, 2008

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter[1]

Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period

Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period

Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period

M & A tax due diligence services associated with Fund mergers including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.
Not to exceed $8,000 per merger during the Pre-Approval Period

Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D — Audit Committee Preapproval Policy
Preapproved All Other Services
for
October 26, 2007 through October 31, 2008

Service	Fee Range
No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A
Exhibit 1 — Audit Committee Preapproval Policy
Prohibited Non-Audit Services
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services
•	Management functions
•	Human resources
•	Broker-dealer, investment adviser or investment banking services
•	Legal services
•	Expert services unrelated to the audit

[1]	For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

(e)(2) None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).
(f) According to KPMG for the fiscal year ended July 31, 2008, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2008
Domini Social Equity Fund	0%
Domini Social Bond Fund	0%
Domini European Social Equity Fund	0%
Domini European PacAsia Social Equity Fund	0%
Domini PacAsia Social Equity Fund	0%
(g) There were no non-audit fees billed by KPMG, the registrant’s accountant, for services rendered to the registrant’s Service Providers for the last two fiscal years of the registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2008, were $22,250, and for the fiscal year ended July 31, 2007, were $21,000.
(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable to the registrant.
Item 6. Schedule of Investments.
(a)	The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

(b)	Not applicable
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.
Item 11. Controls and Procedures.
(a) Within 90 days prior to the filing of this report on Form N-CSR, Amy L. Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in this report on Form N-CSR is accumulated and communicated to the registrant’s management, including the Ms. Thornton and Ms. Laible, as appropriate to allow timely decisions regarding required disclosures.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The Code of Ethics referred to in Item 2 is filed herewith.
(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.
(a)(3) Not applicable to the registrant.
(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of

Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI SOCIAL INVESTMENT TRUST
By:	/s/ Amy L. Thornton
Amy L. Thornton
President

Date: October 8, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy L. Thornton
Amy L. Thornton
President (Principal Executive Officer)

Date: October 8, 2008

By:	/s/ Carole M. Laible
Carole M. Laible
Treasurer (Principal Financial Officer)

Date: October 8, 2008